                                                                  EXECUTION COPY

                                                                   Exhibit 10.14



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                                    $120,000,000

                                AMENDED AND RESTATED
                                  CREDIT AGREEMENT


                                       among

                           CORE-MARK INTERNATIONAL, INC.,


                                The Several Lenders
                          from Time to Time Parties Hereto


                                        and


                             THE CHASE MANHATTAN BANK,
                              as Administrative Agent



                             Dated as of April 1, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  TABLE OF CONTENTS

                                                                                 Page

SECTION 1.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.1  Defined Terms. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.2  Other Definitional Provisions. . . . . . . . . . . . . . . . . . . . . . 23

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS. . . . . . . . . . . . . . . . . . . . 24
     2.1  Revolving Credit Commitments . . . . . . . . . . . . . . . . . . . . . . 24
     2.2  Procedure for Revolving Credit Borrowing . . . . . . . . . . . . . . . . 24
     2.3  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     2.4  Termination or Reduction of Commitments. . . . . . . . . . . . . . . . . 25
     2.5  Repayment of Loans; Evidence of Debt . . . . . . . . . . . . . . . . . . 25
     2.6  Optional Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     2.7  Mandatory Prepayments and Other Reductions of Revolving Credit
            Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     2.8  Conversion and Continuation Options. . . . . . . . . . . . . . . . . . . 27
     2.9  Maximum Number of Tranches . . . . . . . . . . . . . . . . . . . . . . . 27
     2.10  Interest Rates and Payment Dates. . . . . . . . . . . . . . . . . . . . 27
     2.11  Computation of Interest and Fees. . . . . . . . . . . . . . . . . . . . 28
     2.12  Inability to Determine Interest Rate. . . . . . . . . . . . . . . . . . 29
     2.13  Pro Rata Treatment and Payments . . . . . . . . . . . . . . . . . . . . 29
     2.14  Illegality. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
     2.15  Requirements of Law . . . . . . . . . . . . . . . . . . . . . . . . . . 30
     2.16  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
     2.17  Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     2.18  Change of Lending Office. . . . . . . . . . . . . . . . . . . . . . . . 33

SECTION 3.  LETTERS OF CREDIT. . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     3.1  L/C Commitment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     3.2  Procedure for Issuance of Letters of Credit. . . . . . . . . . . . . . . 34
     3.3  Fees, Commissions and Other Charges. . . . . . . . . . . . . . . . . . . 35
     3.4  L/C Participations . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     3.5  Reimbursement Obligation of the Borrower . . . . . . . . . . . . . . . . 36
     3.6  Obligations Absolute . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     3.7  Letter of Credit Payments. . . . . . . . . . . . . . . . . . . . . . . . 37
     3.8  Application. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37

SECTION 4.  REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . 38
     4.1  Financial Condition. . . . . . . . . . . . . . . . . . . . . . . . . . . 38
     4.2  No Change. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
     4.3  Corporate Existence; Compliance with Law . . . . . . . . . . . . . . . . 38
     4.4  Corporate Power; Authorization; Enforceable Obligations. . . . . . . . . 39
     4.5  No Legal Bar . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
     4.6  No Material Litigation . . . . . . . . . . . . . . . . . . . . . . . . . 39
     4.7  No Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39

                                                                                 Page
                                                                                 ----
     4.8  Ownership of Property; Liens . . . . . . . . . . . . . . . . . . . . . . 39
     4.9  Intellectual Property. . . . . . . . . . . . . . . . . . . . . . . . . . 40
     4.10  No Burdensome Restrictions. . . . . . . . . . . . . . . . . . . . . . . 40
     4.11  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     4.12  Federal Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     4.13  ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     4.14  Investment Company Act; Other Regulations . . . . . . . . . . . . . . . 41
     4.15  Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
     4.16  Purpose of Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
     4.17  Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . 41
     4.18  Accuracy of Information . . . . . . . . . . . . . . . . . . . . . . . . 42
     4.19  Security Documents. . . . . . . . . . . . . . . . . . . . . . . . . . . 43
     4.20  Solvency. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43

SECTION 5.  CONDITIONS TO EFFECTIVENESS. . . . . . . . . . . . . . . . . . . . . . 43
     5.1  Conditions to Restatement Effective Date . . . . . . . . . . . . . . . . 43
     5.2  Conditions to Each Extension of Credit . . . . . . . . . . . . . . . . . 46

SECTION 6.  AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . 46
     6.1  Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . 46
     6.2  Certificates; Other Information. . . . . . . . . . . . . . . . . . . . . 47
     6.3  Payment of Obligations . . . . . . . . . . . . . . . . . . . . . . . . . 49
     6.4  Conduct of Business and Maintenance of Existence . . . . . . . . . . . . 49
     6.5  Maintenance of Property; Insurance . . . . . . . . . . . . . . . . . . . 49
     6.6  Inspection of Property; Books and Records; Discussions . . . . . . . . . 49
     6.7  Annual Reviews . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
     6.8  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
     6.9  Environmental Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
     6.10  Further Assurances. . . . . . . . . . . . . . . . . . . . . . . . . . . 51
     6.11  Cash Management System. . . . . . . . . . . . . . . . . . . . . . . . . 51
     6.12  Additional Collateral . . . . . . . . . . . . . . . . . . . . . . . . . 52
     6.13  Tax Stamp Bonding.. . . . . . . . . . . . . . . . . . . . . . . . . . . 52
     6.14  Compliance with Terms of Leaseholds.. . . . . . . . . . . . . . . . . . 52

SECTION 7.  NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . 53
     7.1  Financial Condition Covenants. . . . . . . . . . . . . . . . . . . . . . 53
     7.2  Limitation on Indebtedness . . . . . . . . . . . . . . . . . . . . . . . 54
     7.3  Limitation on Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . 55
     7.4  Limitation on Guarantee Obligations. . . . . . . . . . . . . . . . . . . 56
     7.5  Limitation on Fundamental Changes. . . . . . . . . . . . . . . . . . . . 57
     7.6  Limitation on Sale of Assets . . . . . . . . . . . . . . . . . . . . . . 57
     7.7  Limitation on Speculative Transactions . . . . . . . . . . . . . . . . . 58
     7.8  Limitation on Dividends. . . . . . . . . . . . . . . . . . . . . . . . . 58
     7.9  Limitation on Capital Expenditures . . . . . . . . . . . . . . . . . . . 58
    7.10  Limitation on Investments, Loans and Advances . . . . . . . . . . . . .  59


                                                                                 Page
                                                                                 ----
     7.11  Limitation on Optional Payments and Modifications of Debt
             Instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
     7.12  Limitation on Transactions with Affiliates. . . . . . . . . . . . . . . 59
     7.13  Limitation on Sales and Leasebacks. . . . . . . . . . . . . . . . . . . 60
     7.14  Limitation on Changes in Fiscal Year. . . . . . . . . . . . . . . . . . 60
     7.15  Limitation on Negative Pledge Clauses . . . . . . . . . . . . . . . . . 60
     7.16  Limitation on Lines of Business . . . . . . . . . . . . . . . . . . . . 60

SECTION 8.  EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . 60

SECTION 9.  THE ADMINISTRATIVE AGENT . . . . . . . . . . . . . . . . . . . . . . . 63
     9.1  Appointment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
     9.2  Delegation of Duties . . . . . . . . . . . . . . . . . . . . . . . . . . 64
     9.3  Exculpatory Provisions . . . . . . . . . . . . . . . . . . . . . . . . . 64
     9.4  Reliance by Administrative Agent . . . . . . . . . . . . . . . . . . . . 64
     9.5  Notice of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
     9.6  Non-Reliance on Administrative Agent and Other Lenders . . . . . . . . . 65
     9.7  Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
     9.8  Administrative Agent in Its Individual Capacity. . . . . . . . . . . . . 66
     9.9  Successor Administrative Agent . . . . . . . . . . . . . . . . . . . . . 66

SECTION 10.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
     10.1  Amendments and Waivers. . . . . . . . . . . . . . . . . . . . . . . . . 66
     10.2  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
     10.3  No Waiver; Cumulative Remedies. . . . . . . . . . . . . . . . . . . . . 68
     10.4  Survival of Representations and Warranties. . . . . . . . . . . . . . . 68
     10.5  Payment of Expenses and Taxes . . . . . . . . . . . . . . . . . . . . . 68
     10.6  Successors and Assigns; Participations and Assignments. . . . . . . . . 69
     10.7  Adjustments; Set-off. . . . . . . . . . . . . . . . . . . . . . . . . . 71
     10.8  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72
     10.9  Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72
     10.10  Integration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72
     10.11  GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72
     10.12  Submission To Jurisdiction; Waivers. . . . . . . . . . . . . . . . . . 72
     10.13  Acknowledgements . . . . . . . . . . . . . . . . . . . . . . . . . . . 73
     10.14  WAIVERS OF JURY TRIAL. . . . . . . . . . . . . . . . . . . . . . . . . 73
     10.15  Judgment Currency. . . . . . . . . . . . . . . . . . . . . . . . . . . 73
     10.16  Confidentiality. . . . . . . . . . . . . . . . . . . . . . . . . . . . 74
     10.17  Special Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . 74

ANNEXES

Annex A   Fee and Applicable Margin Table

SCHEDULES

1.1(a)      Commitments
4.2         Changes
4.4         Consents
4.6         Litigation
4.8         Ownership of Property; Liens
4.9         Intellectual Property
4.11        Taxes
4.13        ERISA
4.15        Subsidiaries
4.17        Environmental Matters
4.19(b)     Security Documents; Offices
7.2         Indebtedness
7.3         Liens
7.4         Guarantee Obligations


EXHIBITS

Exhibit A   Form of Revolving Credit Note
Exhibit B   Form of Borrowing Base Certificate
Exhibit C   Form of Borrowing Certificate
Exhibit D   Form of Responsible Officer's Certificate
Exhibit E   Form of Supplemental Reporting
Exhibit F-1 Form of Opinion of Paul, Weiss, Rifkind,
            Wharton & Garrison
Exhibit F-2 Form of Opinion of Sheppard, Mullin,
            Richter & Hampton, LLP
Exhibit F-3 Form of Opinion of Stoel Rives LLP
Exhibit F-4 Form of Opinions of Stikeman, Elliott; and Thompson Dorfman
              Sweatman
Exhibit G   Form of Assignment and Acceptance

          AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 1, 1998, among CORE-MARK INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties to this Agreement (the "LENDERS") and The Chase Manhattan Bank, a New York banking corporation, as administrative agent for the Lenders hereunder.

                                W I T N E S S E T H :


          WHEREAS, the Borrower, certain of the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 7, 1996 (as heretofore amended, the "EXISTING CREDIT AGREEMENT");

          WHEREAS, subject to the terms and conditions of this Agreement, the Borrower, the Lenders and the Administrative Agent wish to amend and restate the Existing Credit Agreement in its entirety as provided herein;

          NOW, THEREFORE, subject to the satisfaction of the conditions set forth in subsection 5.1, the Borrower, the Lenders and the Administrative Agent hereby agree to amend and restate the Existing Credit Agreement in its entirety to read as follows:


                               SECTION 1.  DEFINITIONS

          1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

          "ABR": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and
     (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "PRIME RATE" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by Chase Manhattan Bank in connection with extensions of credit to debtors); "BASE CD RATE" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate; "THREE-MONTH SECONDARY CD RATE" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board of Governors of the Federal Reserve System (the "BOARD") through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it; and "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

          "ABR LOANS": Loans the rate of interest applicable to which is based upon the ABR.

          "ACCOUNT":  as defined in Section 9-106 of the UCC.

          "ADJUSTMENT DATE": the second Business Day following receipt by the Administrative Agent of both (a) the financial statements required to be delivered pursuant to subsection 6.1(a) or 6.1(b), as the case may be, for the most recently completed fiscal period and (b) the certificate required to be delivered pursuant to subsection 6.2(b) with respect to such fiscal period.

          "ADMINISTRATIVE AGENT": Chase, together with its affiliates, as the arranger of the Commitments and as the administrative agent for the Lenders under this Agreement and the other Loan Documents.

          "AFFILIATE": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "AGGREGATE COVERED OUTSTANDING REVOLVING EXTENSIONS OF CREDIT": at any date of determination, the excess of (a) the Aggregate Outstanding Revolving Extensions of Credit over (b) the lesser of the L/C Obligations then outstanding and the Uncovered L/C Amount.

          "AGGREGATE OUTSTANDING REVOLVING EXTENSIONS OF CREDIT": at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans then outstanding and (b) the L/C Obligations then outstanding.

          "AGREEMENT": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

          "APPLICABLE COMMITMENT FEE RATE": 0.375%, PROVIDED that, the Applicable Commitment Fee Rate will be adjusted, on each Adjustment Date occurring after the Restatement Effective Date, to the Commitment Fee Rate set forth on ANNEX A opposite the Category of the Borrower in effect on such Adjustment Date, PROVIDED, HOWEVER that the Applicable Commitment Fee Rate shall not be adjusted below Category 2 for a period of six months following the Restatement Effective Date, at which time the Applicable Commitment Fee Rate will be adjusted if necessary based on the Borrower's most recent financial statements. In the event that the financial statements required to be delivered pursuant to subsection 6.1(a) or 6.1(b), as applicable, and the related certificate required pursuant to subsection 6.2(b), are not delivered when due, the Administrative Agent or the Majority Lenders may, at their option, during the period from the date upon which such financial statements were required to be delivered until two Business Days following the date upon which they actually are delivered, increase the Applicable Commitment Fee Rate to 0.50%.

          "APPLICABLE MARGIN": for each Type of Revolving Loan, the rate per annum set forth under the relevant column heading below:

               ABR LOANS                EURODOLLAR LOANS
               ---------                ----------------
               1.00%                        2.00%

     PROVIDED that, the Applicable Margin for each Type of Revolving Loan will be adjusted, on each Adjustment Date occurring after the Restatement Effective Date, to the Applicable Margin set forth on ANNEX A opposite the Category of the Borrower in effect on such Adjustment Date, PROVIDED, HOWEVER, that the Applicable Margin shall not be adjusted below Category 2 for a period of six months following the Restatement Effective Date, at which time the Applicable Margin will be adjusted if necessary based on the Borrower's most recent financial statements. In the event that the financial statements required to be delivered pursuant to subsection 6.1(a) or 6.1(b), as applicable, and the related certificate required pursuant to subsection 6.2(b), are not delivered when due, the Administrative Agent or the Majority Lenders may, at their option, during the period from the date upon which such financial statements were required to be delivered until two Business Days following the date upon which they actually are delivered, increase the Applicable Margin for ABR Loans to 1.50% and the Applicable Margin for Eurodollar Loans to 2.50%.

          "APPLICATION": an application, in such form as the Issuing Bank may specify from time to time, requesting the Issuing Bank to open a Letter of Credit.

          "ASSIGNEE":  as defined in subsection 10.6(c).

          "AVAILABLE REVOLVING CREDIT COMMITMENTS": at any time, an amount equal to the excess, if any, of (a) the Revolving Credit Commitments over
     (b) the Aggregate Outstanding Revolving Extensions of Credit.

          "BORROWER SECURITY DOCUMENTS": the collective reference to the Security Agreement and the Borrower Stock Pledge Agreement.

          "BORROWER STOCK PLEDGE AGREEMENT": the Borrower Stock Pledge Agreement, dated as of August 7, 1996, executed and delivered by the Borrower in connection with the Existing Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "BORROWING BASE": on any date of determination thereof, the sum (without duplication) of:

     a.   85% of the aggregate Eligible Canadian Accounts Receivable;
     b. 85% of the excess of the aggregate Eligible Canadian Cash Equivalents over the Canadian Cash Adjustment;
     c.   75% of the aggregate Eligible Vendor Receivables;
     d. 85% of the aggregate Eligible Cigarette Inventory purchased by the Borrower on zero day EFT terms;
     e. 65% of the aggregate Eligible Cigarette Inventory purchased by the Borrower on terms other than zero day EFT terms;
     f.   80% of the aggregate Eligible Tobacco and Cigar Inventory;
     g.   65% of the aggregate Eligible Other Inventory; and
     h. 100% of the aggregate cash held by the Administrative Agent in the US Cash Collateral Account.

     All determinations in connection with the Borrowing Base shall be (i) made by the Borrower in conjunction with the Borrowing Base Certificates and Supplemental Reportings to be provided by the Borrower to the Administrative Agent pursuant to subsection 6.2(f), (ii) made by the Borrower in Dollars, and any amounts determined in Canadian dollars shall, for purposes of calculating the Borrowing Base, be converted into Dollars at the Spot Rate and (iii) certified to the Administrative Agent by a Responsible Officer of the Borrower, provided, however, that the Administrative Agent shall have the final right to review and adjust, in its reasonable judgment, any such determination to the extent such determination is not in accordance with this Agreement. The Administrative Agent may also decrease any of the foregoing percentages upon ten Business Days' written notice to the Borrower if, in the judgment of the Administrative Agent in its reasonable discretion based on the findings of the on-site periodic field exams conducted pursuant to subsection 6.7, a material adverse change shall have occurred in any of the items included in the Borrowing Base.

          "BORROWING BASE CERTIFICATE": a certificate delivered by the Borrower to the Administrative Agent pursuant to subsection 6.2(f) and certified by a Responsible Officer of the Borrower, substantially in the form of Exhibit B.

          "BORROWING DATE": any Business Day specified in a notice pursuant to subsection 2.2 as a date on which the Borrower requests the Lenders to make Loans hereunder.

          "BUSINESS":  as defined in subsection 4.17.

          "BUSINESS DAY": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

          "CANADIAN CASH ADJUSTMENT": as of any date of determination, the aggregate total of all checks written and outstanding, payable to Canadian government cigarette tax jurisdictions, for amounts owing to them related to cigarette sales or purchases.

          "CANADIAN CASH COLLATERAL ACCOUNT": has the meaning specified in the Security Agreement.

          "CANADIAN CASH EQUIVALENTS": means (i) any term deposit receipts of the Bank of Montreal having a maturity of not greater than 90 days from the date of acquisition thereof, (ii) cash owned by the Borrower or any of its Subsidiaries and denominated in Canadian dollars and (iii) subject to the receipt by the Administrative Agent of a written legal opinion in form and substance and from a firm satisfactory to the Administrative Agent and its counsel to the effect that the Administrative Agent and the Lenders would have a perfected security interest in such items, the following items having a maturity of not greater than 90 days from the date of acquisition thereof:

               (a) readily marketable direct obligations of the Government of Canada or any province thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of Canada;

               (b) insured certificates of deposit, deposit notes or term deposit receipts of any commercial bank listed on Schedule 1 of the Bank Act (Canada); or

               (c) commercial paper in an aggregate amount of no more than $1,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of Canada or any province thereof and rated at least A-1 or better (or the then equivalent grade) by Canada Bond Rating Service or R-2 (middle) or better (or the then equivalent grade) by Dominion Bond Rating Service.

          "CANADIAN RECEIVABLE OFFSETS": the aggregate Canadian credit balances of the Borrower (determined on an account debtor by account debtor basis) more than 45 days past due.

          "CAPITAL STOCK": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "CASH INTEREST EXPENSE": of any Person for any period, Interest Expense of such Person for such period (a) minus, in each case to the extent included in determining such Interest Expense for such period, the sum of the following: (i) non-cash expenses for interest payable in kind and (ii) amortization of debt discount and fees and (iii) the fees described in subsections 2.3 and 3.3 and (b) plus the sum of the following in each case to the extent previously subtracted pursuant to clause (a) of this definition: cash payments made by such Person or any Subsidiary of such Person during such period in respect of the items referred to in such clause (a)(i).

          "C/D ASSESSMENT RATE": for any day as applied to any ABR Loan, the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund maintained by the Federal Deposit Insurance Corporation (the "FDIC") classified as well-capitalized and within supervisory subgroup "B" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. Section 327.4 (or any successor provision) to the FDIC (or any successor) for the FDIC's (or such successor's) insuring time deposits at offices of such institution in the United States.

          "C/D RESERVE PERCENTAGE": for any day as applied to any ABR Loan, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) (the "BOARD"), for determining the maximum reserve requirement for a Depositary Institution (as defined in Regulation D of the Board) in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more.

          "CHASE":  The Chase Manhattan Bank.

          "CIGARETTE INVENTORY": the cigarette Inventory of the Borrower and its Subsidiaries, including all tax stamps (whether affixed or unaffixed) in respect thereof.

          "CMIC": Core-Mark Interrelated Companies, Inc., a California corporation and a wholly-owned Subsidiary of the Borrower.

          "CM MIDCONTINENT": Core-Mark Midcontinent, Inc., an Arkansas corporation and a wholly-owned Subsidiary of the Borrower.

          "C/M PRODUCTS": C/M Products, Inc., a California corporation and a wholly-owned Subsidiary of the Borrower.

          "CODE": the Internal Revenue Code of 1986, as amended from time to time.

          "COLLATERAL": all assets of the Loan Parties, now owned or hereinafter acquired, upon which a Lien is purported to be created by any Security Document.

          "COMMERCIAL LETTER OF CREDIT":  as defined in subsection 3.1(b)(1)(B).

          "COMMITMENT PERIOD": the period from and including the date hereof to but not including the Termination Date or such earlier date on which the Commitments shall terminate as provided herein.

          "COMMITMENTS": the collective reference to the Revolving Credit Commitments.

          "COMMONLY CONTROLLED ENTITY": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of
     Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

          "CONSOLIDATED": when used in connection with any defined term, and not otherwise defined, means such term as it applies to the Borrower and its Subsidiaries on a consolidated basis, after eliminating all intercompany items.

          "CONSOLIDATED WORKING CAPITAL": as of the date of determination, Current Assets of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in conformity with GAAP, minus Current Liabilities of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in conformity with GAAP.

          "CONTRACTUAL OBLIGATION": as to any Person, any provision of any security issued by such Person or any provision applicable to such Person of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "CONTROL PERCENTAGE": means 51%, provided that such percentage may be reduced but not below 35%, if prior to or concurrently with such reduction, the following conditions have been satisfied: (1) there has been an initial public offering of the common stock of the Borrower, (2) the Uncovered L/C Amount shall have been permanently reduced to zero and (3) the lesser of
     (x) the available Borrowing Base and (y) the Available Revolving Credit Commitments shall be at least $15,000,000 determined on a pro forma basis giving effect to the transaction that causes such reduction on the basis of the average amount of the Borrowing Base and the Aggregate Outstanding Revolving Extensions of Credit, respectively, during the calendar month preceding the month in which such transaction occurs.

          "CURRENT ASSETS": of any Person, at the date of determination, all assets of such Person which would, in accordance with GAAP (using the first-in, first-out inventory valuation method), be classified on a balance sheet of such Person as current assets, other than deferred taxes.

          "CURRENT LIABILITIES": of any Person, at the date of determination, all liabilities of such Person which would, in accordance with GAAP (using the first-in, first-out inventory valuation method), be classified on a balance sheet of such Person as current liabilities, other than deferred taxes and the current portion of any long-term Indebtedness of such Person.

          "CUSTOMER REBATE RESERVES": $30,000 for rebates to customers subject to change by the Administrative Agent in its reasonable discretion based on the findings of the on-site periodic field exams conducted pursuant to subsection 6.7.

          "DEFAULT": any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "DEPOSIT ACCOUNT LETTERS": has the meaning specified in the Security Agreement.

          "DEPOSIT ACCOUNTS":  has the meaning specified in the Security
     Agreement.

          "DEPOSITORY LETTERS": has the meaning specified in the Security Agreement.

          "DOLLARS" and "$": dollars in lawful currency of the United States of America.

          "EBITDA": means with respect to any Person, for any period, the Net Income of such Person for such period determined on a consolidated basis, PLUS, to the extent deducted in determining such Net Income, (i) Interest Expense, (ii) depreciation, (iii) depletion, (iv) amortization, (v) all Federal, state, local and foreign income taxes and (vi) any extraordinary and unusual losses, and, MINUS, to the extent added in determining such Net Income, any extraordinary and unusual gains, all as determined on a consolidated basis in accordance with GAAP using the first-in, first-out inventory valuation method.

          "EFT":  electronic funds transfer.

          "ELIGIBLE CANADIAN ACCOUNTS RECEIVABLE": at a particular date, the total outstanding balance of accounts receivable before bad debt reserves historically recorded by the Borrower, determined in accordance with GAAP and stated on a basis consistent with the historical practices of the Borrower as of the date thereof (but excluding in any event any material delivery charges, freight charges, finance charges, late fees and other fees and less the value of any accrual which has been recorded by the Borrower with respect to downward price adjustments) of the Borrower or any of its Subsidiaries (excluding Vendor Receivables): (a) which are accounts within the meaning of Section 9-106 of the New York Uniform Commercial Code (or any successor provisions thereto), (b) which are bona fide, valid and legally enforceable obligations of the parties thereto or the account debtor in respect thereof and arise from the actual sale of goods in the ordinary course of business to such account debtor or parties, (c) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the execution, delivery and performance of such accounts receivable have been duly obtained, effected or given, are in full force and effect and do not subject the scope of such Accounts to any materially adverse limitation, either specific or general in nature, (d) which conform in all other respects to the representations and warranties contained herein and in the Security Agreement, (e) which have been invoiced by the Borrower or any of its Subsidiaries and which are not more than 45 days past due, (f) which are not owed by an obligor which is (i) a Governmental Authority, or (ii) an Affiliate or Subsidiary of the Borrower, (g) which are not owed by an obligor which has taken any of the actions or suffered any of the events of the kind described in subsection 8(f), (h) which are not owed by an obligor 25% or more of the outstanding balance of accounts receivable (that otherwise meet the requirements of clauses (n) and (o) of this definition) of which do not constitute Eligible Canadian Accounts Receivable hereunder, (i) which are assignable and subject to a perfected, first-priority Lien in favor of the Administrative Agent pursuant to the Security Agreement and which are not subject to any other Liens except Liens permitted under subsection 7.3(a), (b) or (h), (j) which are not owed by an obligor with terms greater than 45 days, (k) which the Borrower is not required to perform any additional services or perform or incur any additional obligations to the account debtor in order to collect such accounts receivable, (l) which are not subject to any defense, setoff, recoupment or counterclaim, (m) to which the Borrower or any of its Subsidiaries has good, valid and marketable title as sole owner and as to which no other Person has asserted in writing any claim to right of possession or dominion, (n) the obligor in respect of which is located in Canada, (o) which is denominated in Dollars or in Canadian dollars, and
     (p) which the Administrative Agent in its reasonable discretion based on the findings of the on-site periodic field exams conducted pursuant to subsection 6.7 has not otherwise determined to be unacceptable, EXCLUDING the aggregate amount of Canadian Receivable Offsets and Customer Rebate Reserves and the aggregate amount owing to any obligor who is a supplier or creditor of the Borrower or any of its Subsidiaries to the extent that there is a receivable balance due from such obligor that would otherwise constitute an Eligible Canadian Accounts Receivable.

          "ELIGIBLE CANADIAN CASH EQUIVALENTS": at a particular date, the total value of Canadian Cash Equivalents credited to the Canadian Cash Collateral Account and the Deposit Accounts in accordance with subsection 6.11.

          "ELIGIBLE CIGARETTE INVENTORY": at a particular date, the total value of the Cigarette Inventory of the Borrower and its Subsidiaries (calculated as the lower of (x) cost, determined on a first in first out basis in accordance with GAAP and stated on a basis consistent with the historical practices of the Borrower on the date hereof before inventory reserves historically recorded by the Borrower and (y) fair market value) (a) which conforms in all respects to the representations and warranties contained herein and in the Security Agreement, (b) which is located in the United States of America, (c) which is subject to a perfected, first-priority Lien in favor of the Administrative Agent pursuant to the Security Agreement and which is not subject to any other Liens except Liens permitted under subsection 7.3 (a), (b) or (h), (d) which is stored in the Borrower's or any of its Subsidiaries' warehouses, which has been placed in the Borrower's or any of its Subsidiaries' storage area or allocated to the Borrower or any of its Subsidiaries in a third-party warehouse and identified separately from the inventory of others, or which is in transit between such third-party warehouses and Borrower's or any of its Subsidiaries' warehouses, (e) to which the Borrower or any of its Subsidiaries has good, valid and marketable title as sole owner and as to which no other Person has asserted in writing any claim to right of possession or dominion, (f) which is not raw materials, supplies, work-in-process or packaging, packing or shipping materials, and (g) which the Administrative Agent in its reasonable discretion based on the findings of the on-site periodic field exams conducted pursuant to subsection 6.7 has not otherwise determined to be unacceptable, EXCLUDING the aggregate amount of the Inventory Reserves, Tax Reserves and Landlord Lien Reserves allocable to such Inventory.

          "ELIGIBLE OTHER INVENTORY": at a particular date, the total value of Inventory of the Borrower and its Subsidiaries (calculated as the lower of (x) cost, determined on a first in a first out basis in accordance with GAAP and stated on a basis consistent with the historical practices of the Borrower on the date hereof before inventory reserves historically recorded by the Borrower, and (y) fair market value: (a) which does not consist of Tobacco Products Inventory, (b) which does not consist of fresh produce, fresh meat or dairy products in an aggregate amount in excess of $250,000,
     (c) which conforms in all respects to the representations and warranties contained herein and in the Security Agreement, (d) which is located in the United States of America, (e) which is subject to a perfected, first-priority Lien in favor of the Administrative Agent pursuant to the Security Agreement and which is not subject to any other Liens except Liens permitted under subsection 7.3 (a), (b) or (h), (f) which is stored in the Borrower's or any of its Subsidiaries' warehouses, which has been placed in the Borrower's or any of its Subsidiaries' storage area or allocated to the Borrower or any of its Subsidiaries in a third-party warehouse and identified separately from the inventory of others, or which is in transit between such third-party warehouses and Borrower's or any of its Subsidiaries' warehouses, (g) to which the Borrower or any of its Subsidiaries has good, valid and marketable title as sole owner and as to which no other Person has asserted in writing any claim to right of possession or dominion, (h) which is not raw materials, supplies, work-in-process or packaging, packing or shipping materials, and (i) which the Administrative Agent in its reasonable discretion based on the findings of the on-site periodic field exams conducted pursuant to subsection 6.7 has not otherwise determined to be unacceptable, EXCLUDING the aggregate amount of the Inventory Reserves, Tax Reserves and Landlord Lien Reserves allocable to such Inventory.

          "ELIGIBLE TOBACCO AND CIGAR INVENTORY": at a particular date, the total value of the Tobacco and Cigar Inventory of the Borrower and its Subsidiaries (calculated as the lower of (x) cost, determined on a first in first out basis in accordance with GAAP and stated on a basis consistent with the historical practices of the Borrower on the date hereof before inventory reserves historically recorded by the Borrower, and (y) fair market value): (a) which is not Eligible Cigarette Inventory, (b) which conforms in all respects to the representations and warranties contained herein and in the Security Agreement, (c) which is located in the United States of America, (d) which is subject to a perfected, first-priority Lien in favor of the Administrative Agent pursuant to the Security Agreement and which is not subject to any other Liens except Liens permitted under subsection 7.3 (a), (b) or (h), (e) which is stored in the Borrower's or any of its Subsidiaries' warehouses, which has been placed in the Borrower's or any of its Subsidiaries' storage area or allocated to the Borrower or any of its Subsidiaries in a third-party warehouse and identified separately from the inventory of others, or which is in transit between such third-party warehouses and Borrower's or any of its Subsidiaries' warehouses, (f) to which the Borrower or any of its Subsidiaries has good, valid and marketable title as sole owner and as to which no other Person has asserted in writing any claim to right of possession or dominion, (g) which is not raw materials, supplies, work-in-process or packaging, packing or shipping materials, and

     (h) which the Administrative Agent in its reasonable discretion based on the findings of the on-site periodic field exams conducted pursuant to subsection 6.7 has not otherwise determined to be unacceptable, EXCLUDING the aggregate amount of the Inventory Reserves, Tax Reserves and Landlord Lien Reserves allocable to such Inventory.

          "ELIGIBLE VENDOR RECEIVABLES": at a particular date, the total outstanding balance of Vendor Receivables of the Borrower and its Subsidiaries, determined in accordance with GAAP and stated on a basis consistent with the historical practices of the Borrower as of the date thereof (a) which are accounts within the meaning of Section 9-106 of the New York Uniform Commercial Code (or any successor provisions thereto), (b) which are bona fide, valid and legally enforceable obligations of the parties thereto or the account debtor in respect thereof and arise in the ordinary course of business to such account debtor or parties, (c) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the execution, delivery and performance of such accounts receivable have been duly obtained, effected or given, are in full force and effect and do not subject the scope of such Accounts to any materially adverse limitation, either specific or general in nature, (d) which conform in all other respects to the representations and warranties contained herein and in the Security Agreement, (e) which are not owed by an obligor which is (i) a Governmental Authority, or (ii) an Affiliate or Subsidiary of the Borrower, (f) which are not owed by an obligor which has taken any of the actions or suffered any of the events of the kind described in subsection 8(f), (g) which are assignable and subject to a perfected, first-priority Lien in favor of the Administrative Agent pursuant to the Security Agreement and which are not subject to any other Liens except Liens permitted under subsection 7.3(a), (b) or (h), (h) which are not subject to any defense, setoff, recoupment or counterclaim, (i) to which the Borrower or any of its Subsidiaries has good, valid and marketable title as sole owner and as to which no other Person has asserted in writing any claim to right of possession or dominion, (j) the obligor in respect of which is located in the United States of America or in Canada, (k) which is denominated in Dollars or in Canadian dollars, and (l) which the Administrative Agent in its reasonable discretion based on the findings of the on-site periodic field exams conducted pursuant to subsection 6.7 has not otherwise determined to be unacceptable, EXCLUDING (1) the aggregate amount owing to any obligor who is a supplier or creditor of the Borrower or any of its Subsidiaries to the extent that there is a receivable balance due from such obligor that would otherwise constitute an Eligible Vendor Receivable and (2) 50% of any Vendor Receivable due 180 days or more from the applicable date of determination.

          "ENVIRONMENTAL LAWS": any and all foreign, Federal, state, provincial, local or municipal laws, rules, guidelines, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of employee health and safety or the environment, as now or may at any time hereafter be in effect.

          "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "EUROCURRENCY RESERVE REQUIREMENTS": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

          "EURODOLLAR BASE RATE": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the rate at which Chase is offered Dollar deposits at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period.

          "EURODOLLAR LOANS": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

          "EURODOLLAR RATE": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                      Eurodollar Base Rate
             ----------------------------------------
             1.00 - Eurocurrency Reserve Requirements

          "EVENT OF DEFAULT": any of the events specified in Section 8, PROVIDED that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "EXISTING CREDIT AGREEMENT":  as defined in the recitals hereto.

          "EXISTING CREDIT FACILITY":  the Existing Credit Agreement.

          "EXISTING HIGH YIELD SUBORDINATED DEBT": Indebtedness of the Borrower evidenced by the High Yield Notes.

          "EXITING LENDER": a lender under the Existing Credit Facility who is not a Lender under this Agreement.

          "FINANCING LEASE": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

          "GAAP": generally accepted accounting principles in the United States of America in effect from time to time.

          "GOVERNMENTAL AUTHORITY": any nation or government, any state, province or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "GUARANTEE OBLIGATION": as to any Person (the "GUARANTEEING PERSON"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "PRIMARY OBLIGATIONS") of any other third Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

          "GUARANTOR":  any Person who delivered the Subsidiaries Guarantee.

          "HEDGE AGREEMENTS": means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

          "HIGH YIELD NOTES": $75,000,000 11-3/8% senior subordinated notes due 2003 of the Borrower issued pursuant to the indenture dated as of September 27, 1996.

          "INDEBTEDNESS": of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of outstanding letters of credit, acceptances and similar obligations created for the account of such Person, (e) all obligations of such Person under Hedge Agreements and (f) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof. Indebtedness of the Borrower and its Subsidiaries shall include, without limitation, the liabilities of the Receivables Sub under the Receivables Transaction whether or not such liabilities would be classified as indebtedness on a Consolidated balance sheet of the Borrower under GAAP. The principal amount of such liabilities at any time shall be deemed to be the Invested Amount at such time.

          "INSOLVENCY": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "INSOLVENT":  pertaining to a condition of Insolvency.

          "INTELLECTUAL PROPERTY": the collective reference to Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses, in each case, as defined in the Security Agreement.

          "INTEREST EXPENSE": of any Person for any period the amount of interest expense, both expensed and capitalized, of such Person, determined on a consolidated basis in accordance with GAAP, for such period on the aggregate principal amount of its Indebtedness.

          "INTEREST PAYMENT DATE": (a) as to any ABR Loan, the last day of each March, June, September and December, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

          "INTEREST PERIOD":  with respect to any Eurodollar Loan:

                  (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                 (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

     PROVIDED that, all of the foregoing provisions relating to Interest Periods are subject to the following:

               (1) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

               (2) any Interest Period that would otherwise extend beyond the Termination Date shall end on the Termination Date;

               (3) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

               (4) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

          "INVENTORY":  as defined in Section 9-109(4) of the UCC.

          "INVENTORY RESERVE": with respect to any Inventory of the Borrower and its Subsidiaries, determined on a first in first out basis in accordance with GAAP and stated on a basis consistent with the historical practices of the Borrower on the date hereof, which intent is to record a deterioration in Inventory value for damaged, unsalable in the ordinary course or otherwise unmerchantable items or which have been held for more than six months in the case of Tobacco Products Inventory or more than twelve months in the case of other Inventory or is stale.

          "INVESTED AMOUNT": shall mean, with respect to any date of determination, an amount equal to the outstanding principal amount of the investment under the Receivables Transaction on such date.

          "ISSUING BANK": Chase or an Affiliate of Chase designated by it, in its capacity as issuer of any Letter of Credit; initially, Chase Manhattan Bank Delaware.

          "LANDLORD LIEN RESERVES": at any time, the aggregate amount of any and all past due and current amounts then owing by the Borrower and its Subsidiaries to landlords in respect of their warehouse facilities.

          "L/C COMMITMENT": at any date of determination the lesser of $40,000,000 and Revolving Credit Commitments at such date.

          "L/C FEE PAYMENT DATE": the last day of each March, June, September, and December, and the Termination Date.

          "L/C OBLIGATIONS": at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to subsection 3.5(a).

          "L/C PARTICIPANTS": the collective reference to all the Lenders with Revolving Credit Commitments other than the Issuing Bank.

          "LEASE EXPENSE": for any Person for any period, the aggregate amount of fixed and contingent rentals payable by such Person for such period with respect to leases of real and personal property.

          "LETTERS OF CREDIT":  as defined in subsection 3.1(a).

          "LIEN": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

          "LOAN":  any loan made by any Lender pursuant to this Agreement.

          "LOAN DOCUMENTS": this Agreement, any Notes, the Applications, any Letters of Credit, the Subsidiaries Guarantee and the Security Documents.

          "LOAN PARTIES": the Borrower and each Subsidiary of the Borrower which is a party to a Loan Document.

          "MAJORITY LENDERS": at any time, Lenders the Voting Percentages of which aggregate more than 50%.

          "MATERIAL ADVERSE EFFECT": a material adverse effect on (a) the business, assets, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

          "MATERIALS OF ENVIRONMENTAL CONCERN": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "MULTIEMPLOYER PLAN": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "NET INCOME": of any Person for any period, net income of such Person, determined on a consolidated basis in accordance with GAAP.

          "NET WORTH":   means, with respect to any Person as of any date of
     determination, the stockholder's equity of such Person as of such date, without giving effect to any cumulative gains or losses from foreign currency translations PLUS minority interests of such Person as of such date, in each case determined on a Consolidated basis and in accordance with GAAP using the first-in, first-out inventory valuation method (excluding any additional minimum pension liability); plus any reduction in Net Worth attributable to the write-off on the Restatement Effective Date of up to $700,000 of fees paid by the Borrower in connection with the Existing Credit Facility.

          "NON-EXCLUDED TAXES":  as defined in subsection 2.16.

          "NOTES":  the Revolving Credit Notes.

          "PARTICIPANT":  as defined in subsection 10.6(b).

          "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

          "PERMITTED ACQUISITION": any acquisition of all or substantially all the assets of, or shares or other equity interests in, a Person or division or line of business of a Person or other significant assets of a Person (other than inventory, leases, materials and equipment in the ordinary course of business) if immediately after giving effect thereto: (a) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (b) all transactions related thereto shall be consummated in all material respects in accordance with applicable laws, (c) 100% of the Capital Stock of any acquired or newly formed corporation, partnership, association or other business entity are owned directly by the Borrower or a Subsidiary and all actions required to be taken, if any, with respect to such acquired or newly formed subsidiary under subsections 6.10 and 6.12 shall have been taken, (d)(i) the Borrower shall be in compliance, on a PRO FORMA basis after giving effect to such acquisition or formation, with the covenants contained in subsection 7.1 recomputed as at the last day of the most recently ended fiscal quarter of the Borrower as if such acquisition had occurred on the first day of each relevant period for testing such compliance, and the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer to such effect, together with all relevant financial information for such subsidiary or assets (to the extent reasonably available), and (ii) after giving effect to such transaction, any acquired or newly formed subsidiary shall not be liable for any Indebtedness (except for Indebtedness permitted by subsection 7.2) and (e) the Borrower shall have delivered to the Administrative Agent monthly projections on a PRO FORMA basis after giving effect to such acquisition or formation, for each of the twelve months following the proposed date of such acquisition or formation, which projections shall indicate that (i) the Borrower would be in compliance with the covenants contained in subsection 7.1 recomputed as of the last day of the most recently ended month as if such acquisition had occurred on the first day of each month for testing such compliance and (ii) the average amount of the lesser of (1) the available Borrowing Base and (2) the Available Revolving Credit Commitments shall be at least $15,000,000 during such 12 month period and the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer to such effect, PROVIDED, that clauses (d)(i) and (e) above shall not apply to any acquisition the aggregate amount of which is less than $5 million unless and until all such acquisitions which are less than $5 million exceed $10 million in the aggregate during the term of this Agreement.

          "PERSON": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "PLAN": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
     Section 3(5) of ERISA.

          "PROPERTIES":  as defined in subsection 4.17.

          "RECEIVABLES SALES DOCUMENTS": shall mean the following documents, each dated as of the Restatement Effective Date: the Receivables Sale and Contribution Agreement, among the Borrower, CMIC, CM Midcontinent and the Receivables Sub; the Pooling Agreement (the "POOLING AGREEMENT"), among the Receivables Sub, the Borrower and Chase; the Servicing Agreement, among the Receivables Sub, the Borrower and the other subsidiaries named therein; the 1998-1 Supplement, among the Receivables Sub, the Borrower and Chase; the 1998-2 Supplement, among the Receivables Sub, the Borrower, Chase and Park Avenue Receivables Corporation and any other supplements to the Pooling Agreement which may be entered into from time to time.

          "RECEIVABLES SUB": the wholly-owned Subsidiary, formed for the purpose of selling participations pursuant to the Receivables Transaction.

          "RECEIVABLES TRANSACTION": the transaction contemplated by the Receivables Sales Documents.

          "REGISTER":  as defined in subsection 10.6(d).

          "REGULATION U": Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "REIMBURSEMENT OBLIGATION": the obligation of the Borrower to reimburse the Issuing Bank pursuant to subsection 3.5(a) for amounts drawn under Letters of Credit.

          "REORGANIZATION": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "REPORTABLE EVENT": any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg.
     Section 2615 or other PBGC regulations or guidance.

          "REQUIREMENT OF LAW": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "RESPONSIBLE OFFICER": the chief executive officer, the president, or the executive vice president of the Borrower or, with respect to financial matters, the chief financial officer, the treasurer or the Controller of the Borrower.

          "RESPONSIBLE OFFICER'S CERTIFICATE":  as defined in subsection 6.2(b).

          "RESTATEMENT EFFECTIVE DATE": the date on which the conditions to effectiveness set forth in subsection 5.1 shall be satisfied.

          "REVOLVING CREDIT COMMITMENT": as to any Lender, the obligation of such Lender to make Revolving Credit Loans to and/or issue or participate in Letters of Credit issued on behalf of the Borrower hereunder in an aggregate principal and/or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.1(a) under the heading "Revolving Credit Commitment", as such amount may be reduced from time to time pursuant to this Agreement or as such amount may be adjusted from time to time pursuant to subsection 10.6; collectively, as to all such Lenders, the "REVOLVING CREDIT COMMITMENTS".

          "REVOLVING CREDIT COMMITMENT PERCENTAGE": as to any Lender (a) at any time prior to the termination of the Revolving Credit Commitments, the percentage of the Revolving Credit Commitments then constituted by such Lender's Revolving Credit Commitment and (b) at any time after the termination of the Revolving Credit Commitments, the percentage which (i) the sum of (x) such Lender's Revolving Credit Loans then outstanding PLUS
     (y) the product of such Lender's Revolving Credit Commitment Percentage immediately prior to the termination of the Revolving Credit Commitments (after giving effect to any permitted assignment pursuant to subsection 10.6) times the L/C Obligations then outstanding then constitutes of (ii) the sum of (x) the aggregate principal amount of Revolving Credit Loans of all the Lenders then outstanding PLUS (y) the aggregate L/C Obligations then outstanding.

          "REVOLVING CREDIT LOANS":  as defined in subsection 2.1.

          "REVOLVING CREDIT NOTE":  as defined in subsection 2.5(e).

          "SECURITY AGREEMENT": the Amended and Restated Security Agreement, dated as of the date hereof, executed and delivered by the Borrower and each of the

     Subsidiaries (other than the Receivables Sub), as the same may be further amended, supplemented or otherwise modified from time to time.

          "SECURITY DOCUMENTS": the collective reference to the Security Agreement, the Borrower Stock Pledge Agreement and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Borrower hereunder and under any of the other Loan Documents or to secure any guarantee of any such obligations and liabilities.

          "SENIOR DEBT": at any date of determination, Total Debt of the Borrower and its Subsidiaries outstanding at such date of determination MINUS all Subordinated Debt of the Borrower and its Subsidiaries outstanding at such date of determination, as determined on a consolidated basis in accordance with GAAP.

          "SINGLE EMPLOYER PLAN": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

          "SOSNICK ACQUISITION": the acquisition, consummated on January 28, 1997, of substantially all of the assets of the Melvin Sosnick Company and Capital Cigar Company and the payment of related costs and expenses.

          "SOLVENT": when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

          "SPOT RATE": the rate of exchange quoted by the Administrative Agent on such date of determination (at the hour on such date of determination at which it customarily makes such determination) to prime banks in the interbank market where its foreign currency exchange operations in respect of Canadian Dollars are then being conducted for the spot purchase of Canadian Dollars with Dollars.

          "STANDBY LETTER OF CREDIT":  as defined in subsection 3.1(b)(1)(A).

          "SUBORDINATED DEBT": the Existing High Yield Subordinated Debt and any unsecured Indebtedness of the Borrower no part of the principal of which is required to be paid (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) on or before the Termination Date; the payment of the principal of and interest on which and other obligations of the Borrower in respect thereof are subordinated to the prior payment in full of the principal of and interest (including post-petition interest) on the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent and the Lenders hereunder on terms and conditions approved in writing by the Administrative Agent; and all other terms and conditions of which are satisfactory in form and substance to the Administrative Agent.

          "SUBSIDIARIES GUARANTEE": the Guarantee, dated as of August 7, 1996, executed and delivered by each Subsidiary (other than the Receivables Sub) in connection with the Existing Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "SUBSIDIARY": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to C/M Products, CMIC, CM Midcontinent and/or the Receivables Sub, the only active Subsidiaries of the Borrower.

          "SUPPLEMENTAL REPORTING": the reports, accounting records and analyses delivered by the Borrower to the Administrative Agent pursuant to subsection 6.2(f) and certified by a Responsible Officer, as described in Exhibit E.

          "TAX RESERVES": at any time, all unpaid and unbonded state and local municipality tax stamp liabilities.

          "TERMINATION DATE": the fifth anniversary of the Restatement Effective Date.

          "TOBACCO AND CIGAR INVENTORY": the cigar, chewing tobacco and other tobacco products Inventory of the Borrower and its Subsidiaries in respect thereof (excluding items classified as Cigarette Inventory).

          "TOBACCO PRODUCTS INVENTORY": collectively, Cigarette Inventory and Tobacco and Cigar Inventory.

          "TOTAL DEBT": at any date of determination, all Indebtedness of the Borrower and its Subsidiaries outstanding at such date of determination (other than Indebtedness of the type set forth in clauses
     (d) (with respect to letters of credit only), (e) and (f) in the definition thereof in subsection 1.1) as determined on a consolidated basis in accordance with GAAP.

          "TOTAL DEBT LEVERAGE RATIO": as of the last day of each fiscal quarter of the Borrower, the ratio of (i) Consolidated Total Debt of the Borrower at the last day of such fiscal quarter to (ii) Consolidated EBITDA of the Borrower for the period of four consecutive fiscal quarters of the Borrower ending on such last day. For purposes of computing Consolidated Total Debt of the Borrower, the amount of Revolving Credit Loans and Invested Amount included therein as of the last day of a fiscal quarter shall be the average daily outstanding principal amount thereof for the period of two consecutive fiscal quarters ending on such date.

          "TRANCHE": the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

          "TRANSFEREE":  as defined in subsection 10.6(f).

          "TYPE":  as to any Loan, its nature as an ABR Loan or a Eurodollar
     Loan.

          "UCC": the Uniform Commercial Code as in effect in the State of New York from time to time.

          "UNCOVERED L/C AMOUNT":  $20,000,000.

          "UNIFORM CUSTOMS": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

          "US CASH COLLATERAL ACCOUNT": has the meaning specified in the Security Agreement.

          "US CASH EQUIVALENTS": (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-2 by Standard and Poor's Rating Group ("S&P") or P-2 by Moody's Investors Service, Inc. ("MOODY'S"), (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest primarily in assets satisfying the requirements of clauses
     (a) through (f) of this definition.

          "VENDOR RECEIVABLES": at a particular date, amounts not subject to offset or counter-claim, that are owing to the Borrower and its Subsidiaries from vendors whose creditworthiness is reasonably satisfactory to the Administrative Agent, that relate to marketing and promotional incentive programs and manufacturing rights agreements historically offered to the Borrower and its Subsidiaries from such vendors and are payable in cash.

          "VOTING PERCENTAGE": as to any Lender (a) at any time prior to the termination of the Revolving Credit Commitments, the percentage which such Lender's Revolving Credit Commitment then constitutes of the Revolving Credit Commitments of all the Lenders then outstanding, and (b) at any time after the termination of the Revolving Credit Commitments, the percentage which (i) the sum of (x) the principal amount of such Lender's Loans then outstanding PLUS (y) the product of such Lender's Revolving Credit Commitment Percentage (as in effect immediately prior to the termination of the Revolving Credit Commitments) times the L/C Obligations then outstanding then constitutes of (ii) the sum of (x) the aggregate principal amount of Loans of all the Lenders then outstanding PLUS (y) the aggregate L/C Obligations of all the Lenders then outstanding.

          1.2 OTHER DEFINITIONAL PROVISIONS. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes or any certificate or other document made or delivered pursuant hereto.

          (b) As used herein and in any Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified. The phrase "date hereof" when used in this Agreement shall refer to the Restatement Effective Date.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (e) Notwithstanding anything to the contrary herein, for purposes of making all calculations in connection with the covenants contained in Section 7, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP as in effect on the date of this Agreement consistently applied. In the event of any material difference at any time between GAAP in effect on the date of this Agreement and GAAP from time to time in effect, the certificate of a Responsible Officer required pursuant to subsection 6.2(b) shall include a reconciliation of the calculations required thereby with the financial statements being delivered with such certificate.

                     SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS

          2.1 REVOLVING CREDIT COMMITMENTS. (a) Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("REVOLVING CREDIT LOANS") to the Borrower from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender's Revolving Credit Commitment Percentage of the then outstanding L/C Obligations, does not exceed the amount of such Lender's Revolving Credit Commitment, provided that no Lender shall be required to make a Revolving Credit Loan to the extent that, after giving effect thereto, the Aggregate Covered Outstanding Revolving Extensions of Credit at such time would exceed the Borrowing Base. During the Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

          (b) The Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans, or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections
2.2 and 2.8, PROVIDED that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Termination Date.

          2.2 PROCEDURE FOR REVOLVING CREDIT BORROWING. The Borrower may borrow under the Revolving Credit Commitments during the Commitment Period on any Business Day, PROVIDED that the Borrower shall give the Administrative Agent irrevocable notice which notice must be received by the Administrative Agent prior to 1:00 P.M., New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, or (b) on the requested Borrowing Date, otherwise, specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Loan and the length of the initial Interest Period therefor. Each borrowing under the Commitments shall be in an amount equal to (x) in the case of ABR Loans, $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then Available Revolving Credit Commitments are less than $500,000, such lesser amount) and (y) in the case of Eurodollar Loans, $1,000,000 or a whole multiple of $100,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 10.2 prior to 2:30 P.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

          2.3 FEES. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee for the period from and including the first day of the Commitment Period to but not including the Termination Date, computed at a rate per annum equal to the Applicable Commitment Fee Rate then in effect on the average daily amount of the Available Revolving Credit Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date as the Revolving Credit Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

          (b) The Borrower agrees to pay to the Administrative Agent on the Restatement Effective Date and on each anniversary thereof, the administration fee as specified in the Fee Letter dated January 23, 1998.

          2.4 TERMINATION OR REDUCTION OF COMMITMENTS. The Borrower shall have the right, upon not less than five Business Days' notice to the Administrative Agent, to terminate the Commitments or, from time to time, to reduce the amount of the Commitments provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the Aggregate Outstanding Revolving Extensions of Credit would exceed the Revolving Credit Commitments then in effect. Any such reduction shall be in an amount equal to $100,000 or a whole multiple thereof and shall reduce permanently the Revolving Credit Commitments then in effect.

          2.5 REPAYMENT OF LOANS; EVIDENCE OF DEBT. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Credit Loan of such Lender on the Termination Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 8). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 2.11.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (c) The Administrative Agent shall maintain the Register pursuant to subsection 10.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Revolving Credit Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

          (d) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 2.5(b), absent manifest error, shall, to the extent permitted by applicable law, be PRIMA FACIE evidence of the existence and amounts of the obligations of the Borrower therein recorded; PROVIDED, HOWEVER, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

          (e) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a promissory note of the Borrower evidencing the Revolving Credit Loans of such Lender, substantially in the form of Exhibit A with appropriate insertions as to date and principal amount (a "REVOLVING CREDIT NOTE").

          2.6 OPTIONAL PREPAYMENTS. The Borrower may at any time and from time to time, prepay the Loans, in whole or in part, without premium or penalty, (i) with respect to Eurodollar Loans, upon at least three Business Days' irrevocable notice to the Administrative Agent, specifying the date and amount of prepayment and (ii) with respect to ABR Loans, upon same day irrevocable notice if such notice is received by the Administrative Agent by 1:00 P.M., New York City time, on such day, specifying the date and amount of prepayment; and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Prepayments of Eurodollar Loans shall be subject to the provisions of subsection 2.17. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection 2.17. Partial prepayments of ABR Loans shall be in an aggregate principal amount of a minimum of $500,000 and partial prepayments of Eurodollar Loans shall be in an aggregate principal amount of a minimum of $1,000,000.

          2.7 MANDATORY PREPAYMENTS AND OTHER REDUCTIONS OF REVOLVING CREDIT LOANS. If, at any time, the Aggregate Covered Outstanding Revolving Extensions of Credit at such time exceed the Borrowing Base at such time, the Borrower shall, without notice or demand, immediately repay the Revolving Credit Loans in an aggregate principal amount equal to the lesser of (i) the amount of such excess and (ii) the aggregate principal amount of Revolving Credit Loans then outstanding, together with interest accrued to the date of such payment or prepayment on the principal so prepaid and any amounts payable under subsection
2.17 in connection therewith. To the extent that after giving effect to any prepayment of the Revolving Credit Loans required by the preceding sentence, the Aggregate Covered Outstanding Revolving Extensions of Credit at such time exceed the Borrowing Base at such time, the Borrower shall, without notice or demand, immediately deposit in a Cash Collateral Account upon terms reasonably satisfactory to the Administrative Agent an amount equal to the lesser of (i) the aggregate then outstanding L/C Obligations and (ii) the amount of such remaining excess. The Administrative Agent shall apply any cash deposited in the Cash Collateral Account (to the extent thereof) to pay any Reimbursement Obligations which become due thereafter, PROVIDED that the Administrative Agent shall release to the Borrower from time to time such portion of the amount on deposit in the Cash Collateral Account which is equal to the amount by which the Borrowing Base at such time plus the amount on deposit in the Cash Collateral Account exceeds the Aggregate Outstanding Revolving Extensions of Credit at such time. "CASH COLLATERAL ACCOUNT" means an account established by the Borrower with the Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the right of withdrawal for application in accordance with this subsection 2.7.

          2.8 CONVERSION AND CONTINUATION OPTIONS. (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, PROVIDED that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, PROVIDED that (i) no Loan may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Lenders have determined that such a conversion is not appropriate and (ii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Termination Date.

          (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, PROVIDED that no Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Lenders have determined that such a continuation is not appropriate or (ii) after the date that is one month prior to the Termination Date and PROVIDED, FURTHER, that if the Borrower shall fail to give such notice or if such continuation is not permitted such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.

          2.9 MAXIMUM NUMBER OF TRANCHES. In no event shall there be more than ten (10) Eurodollar Tranches outstanding at any time.

          2.10 INTEREST RATES AND PAYMENT DATES. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

          (b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.

          (c) If all or a portion of (i) any principal of any Loan, (ii) any interest payable thereon, (iii) any commitment fee or (iv) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), the principal of the Loans and any such overdue interest, commitment fee or other amount shall bear interest at a rate per annum which is (x) in the case of principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (y) in the case of any such overdue interest, commitment fee or other amount, the rate described in paragraph (b) of this subsection plus 2%, in each case from the date of such non-payment until such overdue principal, interest, commitment fee or other amount is paid in full
(as well after as before judgment).

          (d) Interest shall be payable in arrears on each Interest Payment Date, PROVIDED that interest accruing pursuant to paragraph (c) of this subsection shall be payable from time to time on demand.

          (e) Prior to the Restatement Effective Date, all principal amounts outstanding under the Existing Credit Facilities shall continue to be subject to the interest rates provided in the Existing Credit Agreement. From and after the Restatement Effective Date, the interest rates provided in subsections 2.10(a) and (b) hereof shall apply to all principal amounts then outstanding hereunder.

          2.11 COMPUTATION OF INTEREST AND FEES. (a) Amounts payable under this Agreement including interest, shall be calculated on the basis of a 360-day year for the actual days elapsed, except that with respect to (i) interest calculated on the basis of the Prime Rate and (ii) commitment fees, such amounts shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable, notify the Borrower and the affected Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirement shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall, as soon as practicable, notify the Borrower and the affected Lenders of the effective date and the amount of each such change in interest rate.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to subsection 2.10(a), (b) or (c).

          (c) For purposes of the INTEREST ACT (Canada), whenever any interest under the Loan Documents is calculated using a rate based on a year of 360 days, such rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (i) the applicable rate based on a year of 360 days, (ii) multiplied by the actual number of days in the calendar year in which the period for which such interest is payable (or compounded) ends, and (iii) divided by 360.

          2.12 INABILITY TO DETERMINE INTEREST RATE. If prior to the first day of any Interest Period:

          (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

          (b) the Administrative Agent shall have received notice from the Majority Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period;

the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be converted to or continued as ABR Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to ABR Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert ABR Loans to Eurodollar Loans.

          2.13 PRO RATA TREATMENT AND PAYMENTS. (a) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the appropriate Lenders, at the Administrative Agent's office specified in subsection 10.2 (except as otherwise provided herein) in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders entitled to receive the same promptly upon receipt in like funds as received.
If any payment hereunder (other than payments on Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

          (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its portion of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the

Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's portion of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans hereunder, on demand, from the Borrower.

          (c) Each borrowing by the Borrower of Revolving Credit Loans shall be made ratably from the Lenders in accordance with their respective Revolving Credit Commitment Percentages. Any reduction of the Revolving Credit Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Credit Commitment Percentages. Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Credit Loans shall be made PRO RATA according to the respective outstanding principal amounts of the Revolving Credit Loans then held by the Lenders.

          2.14 ILLEGALITY. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert ABR Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 2.17.

          2.15 REQUIREMENTS OF LAW. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

             (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by subsection
     2.16 and changes in the rate of tax on the overall net income of such Lender);

            (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

           (iii) shall impose on such Lender any other condition; and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable.

          (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, the Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

          (c) If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          2.16 TAXES. (a) All payments made by the Borrower under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("NON-EXCLUDED TAXES") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Note, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, PROVIDED, HOWEVER, that the Borrower shall not be required to increase any such amounts payable to any Lender that is not incorporated or organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this subsection. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          (b) Each Lender that is not incorporated or organized under the laws of the United States of America or a state thereof shall:

             (i) deliver to the Borrower and the Administrative Agent, prior to the Restatement Effective Date in the case of any Lenders not a party to the Existing Credit Facility, (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

            (ii) deliver to the Borrower and the Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

           (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred after the date of this Agreement and prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent. Such Lender shall certify
(i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement or the Notes without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to subsection 10.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this subsection, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

          (c) Neither the Administrative Agent nor any Lender shall be entitled to claim any indemnity payment or additional amount payable pursuant to this subsection 2.16 with respect to any tax unless the Administrative Agent or such Lender, as the case may be, shall have notified the Borrower that it will demand compensation for such payment or amount not more than 120 days after the date on which the Administrative Agent or such Lender, as the case may be, becomes aware of the costs or reductions giving rise to such claim. Failure on the part of the Administrative Agent or such Lender, as the case may be, to demand any indemnity payment of any such additional amount with respect to any period shall not constitute a waiver of the Administrative Agent's or such Lender's, right, as the case may be, to demand compensation with respect to any other period.

          2.17 INDEMNITY. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin referred to in subsection 2.10, included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          2.18 CHANGE OF LENDING OFFICE. Each Lender agrees that if it makes any demand for payment under subsection 2.15 or 2.16(a), or if any adoption or change of the type described in subsection 2.14 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under subsection 2.15 or 2.16(a), or would eliminate or reduce the effect of any adoption or change described in subsection 2.14.

                             SECTION 3. LETTERS OF CREDIT

          3.1 L/C COMMITMENT.

          (a) Subject to the terms and conditions hereof, the Issuing Bank, in reliance on the agreements of the other Lenders set forth in subsection 3.4(a) agrees to issue letters of credit ("LETTERS OF CREDIT") for the account of the Borrower on any Business Day during the Commitment Period in such form as may be approved from time to time by the Issuing Bank; PROVIDED that the Issuing Bank shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (1) the L/C Obligations would exceed the L/C Commitment, (2) the Available Revolving Credit Commitments would be less than zero or (3) the Aggregate Covered Outstanding Revolving Extensions of Credit at such time would exceed the Borrowing Base at such time.

          (b) Each Letter of Credit shall:

               (1) be denominated in Dollars and shall be either (A) a standby letter of credit issued to support obligations of the Borrower (a "STANDBY LETTER OF CREDIT"), or (B) a commercial letter of credit issued in respect of the purchase of goods or services by the Borrower and its Subsidiaries in the ordinary course of business (a "COMMERCIAL LETTER OF CREDIT") and

               (2) expire no later than the earlier of (i) one year after the date of issuance and (ii) five Business Days prior to the Termination Date; provided that any Letter of Credit with a one-year tenor may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (ii) above).

          (c) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

          (d) The Issuing Bank shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Bank or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

          3.2 PROCEDURE FOR ISSUANCE OF LETTERS OF CREDIT.

          The Borrower may from time to time request that the Issuing Bank issue a Letter of Credit by delivering to the Issuing Bank at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank may request. Upon receipt of any Application, the Issuing Bank will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Bank be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Bank and the Borrower. The Issuing Bank shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof.

          3.3 FEES, COMMISSIONS AND OTHER CHARGES.

          (a) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Bank, a fronting fee with respect to each Letter of Credit in an amount equal to 1/4 of 1% per annum of the face amount of such Letter of Credit. Such fronting fee shall be payable in arrears on each L/C Fee Payment Date and shall be nonrefundable.

          (b) Subject to subsection 3.3(e), the Borrower shall pay to the Administrative Agent, for the account of the Issuing Bank and the L/C Participants, a letter of credit commission with respect to each Letter of Credit, computed for the period from the date of issuance thereof at a per annum rate equal to the Applicable Margin (less any fronting fee paid pursuant to subsection 3.3(a)) then in effect for Eurodollar Loans, calculated on the basis of a 360 day year, of the aggregate average daily amount available to be drawn under such Letter of Credit during the period for which payment is being made. Such fee shall be payable to the Issuing Bank and the L/C Participants to be shared ratably among them in accordance with their respective Revolving Credit Commitment Percentages. Such commissions shall be payable in arrears on each L/C Fee Payment Date.

          (c) In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Bank for such normal and customary fees as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

          (d) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Bank and the L/C Participants all fees and commissions received by the Administrative Agent for their respective accounts pursuant to this subsection.

          (e) Prior to the Restatement Effective Date, the Borrower shall pay a letter of credit commission with respect to each Letter of Credit issued under the Existing Credit Facility at a per annum rate as provided under the Existing Credit Agreement. From and after the Restatement Effective Date, the letter of credit commission provided in subsection 3.3(b) hereof shall apply to all outstanding Letters of Credit issued prior to the Restatement Effective Date.

          3.4 L/C PARTICIPATIONS.

          (a) The Issuing Bank irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Bank to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Bank, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Commitment Percentage in the Issuing Bank's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Bank thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Bank that, if a draft is paid under any Letter of Credit for which the Issuing Bank is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Bank upon demand at the Issuing Bank's address for notices specified herein an amount equal to such L/C Participant's Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

          (b) If any amount required to be paid by any L/C Participant to the Issuing Bank pursuant to subsection 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Bank under any Letter of Credit is paid to the Issuing Bank within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Bank on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal funds rate, as quoted by the Issuing Bank, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Bank, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to subsection 3.4(a) is not in fact made available to the Issuing Bank by such L/C Participant within three Business Days after the date such payment is due, the Issuing Bank shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans hereunder. A certificate of the Issuing Bank submitted to any L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

          (c) Whenever, at any time after the Issuing Bank has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 3.4(a), the Issuing Bank receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Bank), or any payment of interest on account thereof, the Issuing Bank will distribute to such L/C Participant its pro rata share thereof; PROVIDED, HOWEVER, that in the event that any such payment received by the Issuing Bank pursuant to subsection 3.5 shall be required to be returned by the Issuing Bank, such L/C Participant shall return to the Issuing Bank the portion thereof previously distributed by the Issuing Bank to it.

          3.5 REIMBURSEMENT OBLIGATION OF THE BORROWER.

          (a) The Borrower agrees to reimburse the Issuing Bank on each date on which the Issuing Bank notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Bank for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by the Issuing Bank in connection with such payment. Each such payment shall be made to the Issuing Bank at its address for notices specified herein in lawful money of the United States of America and in immediately available funds.

          (b) Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this subsection from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding ABR Loans which were then overdue.

          3.6 OBLIGATIONS ABSOLUTE.

          (a) The Borrower's obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Bank or any beneficiary of a Letter of Credit.

          (b) The Borrower also agrees with the Issuing Bank that the Issuing Bank shall not be responsible for, and the Borrower's Reimbursement Obligations under subsection 3.5(a) shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, provided that the Issuing Bank shall have exercised the standard of care specified in the Uniform Customs, or (ii) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (iii) any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee.

          (c) The Issuing Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Bank's gross negligence or willful misconduct.

          (d) The Borrower agrees that any action taken or omitted by the Issuing Bank under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence of willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of the Issuing Bank to the Borrower.

          3.7 LETTER OF CREDIT PAYMENTS.

          If any draft shall be presented for payment under any Letter of Credit, the Issuing Bank shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Bank to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

          3.8 APPLICATION.

          To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

                      SECTION 4.  REPRESENTATIONS AND WARRANTIES

          To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

          4.1 FINANCIAL CONDITION. The consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 1996 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by KPMG Peat Marwick LLP copies of which have heretofore been furnished to the Administrative Agent with copies for each Lender, present fairly in all material respects the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at September 30, 1997 and the related unaudited consolidated statements of income and of cash flows for the three and nine-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to the Administrative Agent with copies for each Lender, present fairly in all material respects the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the three and nine-month period then ended (subject to normal year-end audit adjustments), except that they have been prepared on a first-in-first-out inventory valuation method and except for the absence of notes and related schedules. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Borrower nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. During the period from December 31, 1996 to and including the date hereof there has been no sale, transfer or other disposition by the Borrower or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its consolidated Subsidiaries at December 31, 1996, except for the Sosnick Acquisition.

          4.2 NO CHANGE. (a) Except as set forth on Schedule 4.2, since December 31, 1996, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect, and (b) during the period from December 31, 1996, to and including the date hereof no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Borrower nor has any of the Capital Stock of the Borrower been redeemed, retired, purchased or otherwise acquired for value by the Borrower or any of its Subsidiaries.

          4.3 CORPORATE EXISTENCE; COMPLIANCE WITH LAW. Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure to obtain such qualification would not have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          4.4 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of the Loan Documents to which it is a party and to authorize the execution, delivery and performance of this Agreement. Except as set forth on
Schedule 4.4, no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement. This Agreement and each other Loan Document to which it is a party has been duly executed and delivered on behalf of the Borrower. This Agreement and each other Loan Document to which it is a party constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          4.5 NO LEGAL BAR. The execution, delivery and performance of the Loan Documents to which the Borrower is a party, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

          4.6 NO MATERIAL LITIGATION. Except as set forth on Schedule 4.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

          4.7 NO DEFAULT. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          4.8 OWNERSHIP OF PROPERTY; LIENS. Except as set forth on Schedule 4.8, each of the Borrower and its Subsidiaries has a valid leasehold interest in, all its real property, or a valid leasehold interest in, all its other property, and none of such owned property and no such leasehold interest is subject to any Lien except as permitted by subsection 7.3.

          4.9 INTELLECTUAL PROPERTY. Except as set forth on Schedule 4.9, the Borrower and each of its Subsidiaries owns, is licensed to use, or otherwise has the right to use all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "INTELLECTUAL PROPERTY"). No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower know of any valid basis for any such claim, which could reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower and its Subsidiaries the use of such Intellectual Property by the Borrower and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, do not have and could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, all registrations and filings which, in the reasonable judgment of the Borrower, are necessary to preserve the rights of the Borrower and each of the Subsidiaries in their material Intellectual Property have been made and are in good standing.

          4.10 NO BURDENSOME RESTRICTIONS. No Requirement of Law or Contractual Obligation of the Borrower or any of its Subsidiaries has or could reasonably be expected to have a Material Adverse Effect.

          4.11 TAXES. Except as set forth on Schedule 4.11, each of the Borrower and its Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority that are now due and payable (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

          4.12 FEDERAL REGULATIONS. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. If requested by the Administrative Agent, the Borrower will furnish to the Administrative Agent with copies for each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-1 or FR Form U-1 referred to in said Regulation G or Regulation U, as the case may be.

          4.13 ERISA. Neither a Reportable Event which could result in a material liability to the Borrower or any of its Subsidiaries nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred that is reasonably likely to cause the Borrower to incur liability, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. Except as set forth on
Schedule 4.13, the present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. Except as set forth on Schedule
4.13, neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan in the past five years, and neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

          4.14 INVESTMENT COMPANY ACT; OTHER REGULATIONS. The Borrower is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board of Governors of the Federal Reserve System) which limits its ability to incur Indebtedness.

          4.15 SUBSIDIARIES. Schedule 4.15 sets forth a list of all Subsidiaries of the Borrower at the date hereof. Each subsidiary of the Borrower that is not a Subsidiary, is a corporation that conducts no business, owns no assets (other than certain intercompany receivables), has no liabilities having an aggregate value in excess of $75,000 other than certain intercompany payables, and other than corporate franchise taxes.

          4.16 PURPOSE OF LOANS. The proceeds of the Revolving Credit Loans shall be used by the Borrower for general corporate purposes, to fund ongoing working capital and to finance future acquisitions of the Borrower and its Subsidiaries in the ordinary course of business.

          4.17 ENVIRONMENTAL MATTERS.  Except as set forth on Schedule 4.17:

          (a) The facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the "PROPERTIES") do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could reasonably be expected to give rise to liability under, any Environmental Law, which, in either case, could reasonably be expected to have a Material Adverse Effect.

          (b) The Properties and all operations at the Properties are in compliance, and to the knowledge of the Borrower have in the last five (5) years been in compliance, in all material respects with all applicable Environmental Laws, and to the knowledge of the Borrower there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Borrower or any of its Subsidiaries (the "BUSINESS") which could materially interfere with the continued operation of the Properties or materially impair the fair saleable value thereof.

          (c) Neither the Borrower nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower have knowledge or reason to believe that any such notice is being threatened, except, in either case, for such notice as could not reasonably be expected to have a Material Adverse Effect.

          (d) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any Environmental Law, except for such transportation or disposal as could not reasonably be expected to have a Material Adverse Effect, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law, except for such transportation or disposal as could not reasonably be expected to have a Material Adverse Effect.

          (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business.

          (f) There has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably give rise to liability under Environmental Laws except such releases or threats of releases which could not reasonably be expected to have a Material Adverse Effect.

          4.18 ACCURACY OF INFORMATION. No factual statement or information contained in this Agreement, any other Loan Document, or any other document, certificate or written statement furnished to the Administrative Agent or the Lenders or any of them by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents (including, without limitation, any financial information furnished pursuant to Section 4.1), taken as a whole contained as of the date such statement, information, document or certificate was so furnished any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein in light of the circumstances in which it was made not misleading. The projections contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, or in such other documents, certificates and statements furnished to the Administrative Agent for the benefit of the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

          4.19 SECURITY DOCUMENTS. (a) The Borrower Stock Pledge Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Pledged Stock (as defined therein) and proceeds thereof and constitutes a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Borrower in such Pledged Stock and the proceeds thereof, in each case (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally) prior and superior in right to any other Person.

          (b) The Security Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof; financing statements in appropriate form have been filed in the offices specified on Schedule 4.19(b) and, except as set forth in the Security Agreement, the Security Agreement constitutes a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and, to the extent provided therein, the proceeds thereof, in each case (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally) prior and superior in right to any other Person, other than with respect to Liens expressly permitted by subsection 7.3.

          4.20 SOLVENCY. Each Loan Party is, and after giving effect to the incurrence or assumption of all Indebtedness and obligations being incurred or assumed in connection herewith and the Receivables Transaction, will continue to be, Solvent.


                       SECTION 5.  CONDITIONS TO EFFECTIVENESS

          5.1 CONDITIONS TO RESTATEMENT EFFECTIVE DATE. This amendment and restatement of the Existing Credit Agreement shall become effective upon, and the agreement of each Lender to make the initial extension of credit requested to be made by it under the Existing Credit Agreement as so amended and restated is subject to the satisfaction of, immediately prior to or concurrently with the making of such extension of credit on the Restatement Effective Date, the following conditions:

          (a) LOAN DOCUMENTS. The Administrative Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower, with a counterpart for each Lender and (ii) the Security Agreement, executed by a duly authorized officer of the Borrower and each Grantor named therein.

          (b) RECEIVABLES TRANSACTION. The Receivables Transaction shall have been consummated and the Borrower shall have the ability to sell participations thereunder and/or to issue term and variable funding certificates thereunder in an aggregate face amount of not less than $70 million.

          (c) BORROWING CERTIFICATE. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of the Borrower, dated the Restatement Effective Date, substantially in the form of Exhibit C, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer.

          (d) CORPORATE PROCEEDINGS OF THE BORROWER. The Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement and the borrowings contemplated hereunder and shall state that such resolutions have not been amended, modified, revoked or rescinded.

          (e) BORROWER INCUMBENCY CERTIFICATE. The Administrative Agent shall have received, with a counterpart for each Lender, a Certificate of the Borrower, dated the Restatement Effective Date, as to the incumbency and signature of the officer of the Borrower executing this Agreement satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

          (f) CORPORATE PROCEEDINGS OF SUBSIDIARIES. The Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of each Subsidiary of the Borrower which is a party to any Loan Document authorizing the execution, delivery and performance of such Loan Document(s), certified by the Secretary or an Assistant Secretary of each such Subsidiary as of the Restatement Effective Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (g) SUBSIDIARY INCUMBENCY CERTIFICATES. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of each Subsidiary of the Borrower which is a Loan Party, dated the Restatement Effective Date, as to the incumbency and signature of the officers of such Subsidiaries executing any Loan Document, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of each such Subsidiary.

          (h) CONSENTS, LICENSES AND APPROVALS. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of the Borrower (i) attaching copies of all consents, authorizations and filings referred to in subsection 4.4, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Administrative Agent.

          (i) FEES AND EXPENSES. The Lenders, the Administrative Agent and its Affiliates shall have received all fees required to be paid, and all expenses required to be paid for which invoices have been presented, on or before the Restatement Effective Date.

          (j) LEGAL OPINIONS. The Administrative Agent shall have received, with a counterpart for each Lender, the following executed legal opinions:

                 (1) the executed legal opinion of Paul, Weiss, Rifkind, Wharton & Garrison, special counsel to the Borrower and the other Loan Parties, substantially in the form of Exhibit F-1;

                 (2) the executed legal opinion of Sheppard, Mullin, Richter & Hampton, LLP, special counsel to the Administrative Agent and the Lenders in the State of California, substantially in the form of Exhibit F-2;

                 (3) the executed legal opinion of Stoel Rives LLP, special counsel to the Administrative Agent and the Lenders in the State of Oregon, substantially in the form of Exhibit F-3;

                 (4)  the executed legal opinions of (i) Stikeman, Elliott; and
          (ii) Thompson Dorfman, Sweatman, counsel to the Administrative Agent and the Lenders in Canada, substantially in the form of Exhibit F-4.

     Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require;

          (k) REPAYMENT OF EXITING LENDERS; REPAYMENTS AND REBORROWINGS. The Administrative Agent shall have received evidence satisfactory to it that the commitments of Exiting Lenders under the Existing Credit Facility have been cancelled and such Exiting Lenders have received payment in full of their outstanding loans under the Existing Credit Facility and accrued interest and fees thereunder and have been released from their obligations in respect of outstanding letters of credit thereunder. In addition, the Borrower shall have effected such repayments and reborrowings hereunder from the Lenders such that, after giving effect thereto, the outstanding principal amount of the Revolving Credit Loans of each Lender shall be in proportion to the Revolving Commitment Percentages of the Lenders (after giving effect to the amendment and restatement hereof).

          (l) BORROWING BASE CERTIFICATE. The Administrative Agent shall have received a Borrowing Base Certificate, certifying in reasonable detail the Borrowing Base as of the close of business on the last calendar day of the immediately preceding calendar week or calendar month, as the case may be, pursuant to subsection 6.2(f), which gives pro forma effect to the Receivables Transaction.

          5.2 CONDITIONS TO EACH EXTENSION OF CREDIT. The agreement of each Lender to make any extension of credit requested to be made by it on any date (including, without limitation, its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

          (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

          (b) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

          (c) ADDITIONAL MATTERS. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Administrative Agent in all material respects, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

Each borrowing by and Letter of Credit issued on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date thereof that the conditions contained in this subsection have been satisfied.


                          SECTION 6.  AFFIRMATIVE COVENANTS

          The Borrower hereby agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

          6.1 FINANCIAL STATEMENTS.  Furnish to each Lender:

          (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, in each case, using the last-in, first-out inventory valuation method, and setting forth in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG Peat Marwick LLP or other independent certified public accountants of nationally recognized standing; and

          (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, in each case, using the first-in, first-out inventory valuation method, and setting forth in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

          (c) as soon as available, but in any event not later than 30 days after the end of each month (other than March, June, September and December) of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such month and the portion of the fiscal year through the end of such month, in each case, using the first-in, first-out inventory valuation method, and setting forth in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          6.2 CERTIFICATES; OTHER INFORMATION. Furnish to the Administrative Agent with copies for each Lender except as otherwise provided in clause (g) below:

          (a) concurrently with the delivery of the financial statements referred to in subsection 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b) subject to the proviso below, concurrently with the delivery of the financial statements referred to in subsections 6.1(a), (b) and (c), a certificate of a Responsible Officer (1) stating that, to the best of such Officer's knowledge, during such period (i) no Subsidiary has been formed or acquired (or, if any such Subsidiary has been formed or acquired, the Borrower has complied with the requirements of subsection 6.12 with respect thereto), (ii) neither the Borrower nor any of its Subsidiaries has changed its name, its principal place of business, its chief executive office or the location of any material item of tangible Collateral without complying with the requirements of this Agreement and the Security Documents with respect thereto and (iii) the Borrower has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate; provided that with respect to the financial statements delivered pursuant to subsection 6.1(c), such certificate need only cover the items set forth in clause (i) above, and (2) in the case of the financial statements delivered pursuant to subsections 6.1(a) and (b) setting forth, in reasonable detail, a calculation of the financial covenants set forth in subsection 7.1 for the period corresponding to such financial statements; and, with respect to the annual financial statements required to be furnished pursuant to subsection 6.1(a), a reconciliation of such financial statements from the last-in first-out inventory valuation method to the first-in, first-out inventory valuation method in order to calculate the financial covenants set forth in subsection 7.1, all in substantially the form set forth on Exhibit D (the "Responsible Officer's Certificate").

          (c) not later than 10 days prior to the end of each fiscal year of the Borrower, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for the succeeding fiscal year using the first-in, first-out inventory valuation method, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of sound financial planning practice and that such Responsible Officer has no reason to believe they are incorrect or misleading in any material respect;

          (d) promptly upon receipt thereof, copies of all reports submitted to the Borrower or any of its Subsidiaries by KPMG Peat Marwick or any other independent accountants of the Borrower or any such Subsidiary in connection with each annual, interim or special audit of its financial statements made by such accountants (including, without limitation, any comment letter submitted by such accountants to management of the Borrower or any such Subsidiary in connection with their annual audit and any reports addressing internal accounting controls of the Borrower or such Subsidiary submitted by such accountants), and, promptly upon completion thereof, copies of any response report from the Borrower or such Subsidiary to such accountants;

          (e) within five days after the same are filed, copies of all financial statements and reports which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority, and at such time, if any, that the Borrower becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, within five days after the same are sent, copies of all financial statements and reports which the Borrower sends to its stockholders;

          (f) promptly, but in no event later than 1:00 P.M., New York City time, on the third Business Day following the end of each calendar week, UNLESS such third Business Day falls in the last week of a calendar month, in which case, in no event later than 1:00 P.M., New York City time, on the third Business Day of the next calendar month, a Borrowing Base Certificate, certifying in reasonable detail the Borrowing Base as of the close of business on the last calendar day of the immediately preceding calendar week or calendar month, as the case may be, and in each case, a copy to the Administrative Agent of a Supplemental Reporting presenting the Borrower's computation thereof. Each Borrowing Base Certificate shall remain in effect from and including the date on which such Borrowing Base
     Certificate is delivered, to, but excluding, the date on which the next Borrowing Base Certificate is delivered; and

          (g) promptly, furnish to the Administrative Agent or any Lender such additional financial and other information with respect to the business or operations of the Borrower and its Subsidiaries as the Administrative Agent or such Lender may from time to time reasonably request.

          6.3 PAYMENT OF OBLIGATIONS. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

          6.4 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Continue to engage in business of the same general type as now conducted by it or businesses reasonably related thereto; preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to subsection 7.5 and except to the extent that failure to comply with the foregoing would not, in the aggregate, be reasonably expected to have a Material Adverse Effect; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

          6.5 MAINTENANCE OF PROPERTY; INSURANCE. Keep all tangible property useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its tangible property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Administrative Agent with copies for each Lender, upon written request, full information as to the insurance carried.

          6.6 INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time during normal business hours and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants; provided that such inspection shall be conducted in a manner that does not unreasonably interfere with the business or operations of the Borrower or its Subsidiaries.

          6.7 ANNUAL REVIEWS. At any time upon the request of the Administrative Agent, permit the Administrative Agent or professionals (including investment bankers, consultants, accountants, lawyers and appraisers) retained by the Administrative Agent to conduct evaluations and appraisals (at a reasonable time during normal business hours provided that the following is conducted in a manner that does not unreasonably interfere with the business or operations of the Borrower or its Subsidiaries) of (i) the Borrower's practices in the computation of the Borrowing Base, (ii) the assets included in the Borrowing Base, (iii) systems and procedures related to Borrowing Base items, (iv) other related procedures deemed necessary by the Administrative Agent, and pay the reasonable fees and expenses in connection therewith (including, without limitation, the reasonable fees and expenses associated with services performed by the Administrative Agent's Collateral Monitoring Department); provided, however, that such persons shall not be entitled to conduct such evaluations and appraisals of assets more frequently than once per year unless (x) a Default or Event of Default has occurred and is continuing or (y) the Administrative Agent or the Majority Lenders determine that any material event or material change has occurred with respect to the Loan Parties, their inventory or receivables practices or the performance of the Collateral and that as a result of such event or change more frequent evaluations or appraisals are required to effectively monitor the Borrowing Base, in which case the Borrower will permit such Persons to conduct such evaluations and appraisals at such reasonable times during normal business hours and as often as may be reasonably requested; provided that such inspection shall be conducted in a manner that does not unreasonably interfere with the business or operations of the Borrower or its Subsidiaries.

          6.8 NOTICES. Promptly give notice to the Administrative Agent with copies for each Lender of (to the extent it has knowledge of same):

          (a) the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries in which the amount involved is $2,000,000 or more and not covered by insurance or with respect to which the Borrower or its Subsidiaries is not fully indemnified by a third party or in which injunctive or similar relief is sought;

          (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan; and

          (e) any development or event which has had or which the Borrower believes could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

          6.9 ENVIRONMENTAL LAWS. (a) Comply with, and use diligent efforts to ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and use diligent efforts to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except, in either case to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect.

          (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not be reasonably expected to have a Material Adverse Effect.

          6.10 FURTHER ASSURANCES. Upon the request of the Administrative Agent, promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents (including, without limitation, financing statements and continuation statements) for filing under the provisions of the Uniform Commercial Code or any other Requirement of Law which are necessary or advisable to maintain in favor of the Administrative Agent, for the benefit of the Lenders, Liens on the Collateral that are duly perfected in accordance with all applicable Requirements of Law.

          6.11 CASH MANAGEMENT SYSTEM. Maintain (i) the US Cash Collateral Account into which all proceeds of Collateral payable in the United States are deposited (including any amounts paid to the Borrower or any of its Subsidiaries and required pursuant to the Security Agreement, to be deposited by the Borrower and its Subsidiaries into the Depository Accounts) with the Administrative Agent and (ii) the Canadian Cash Collateral Account and the Deposit Accounts into which all proceeds of Collateral payable in Canada are paid (including any amounts paid to the Borrower or any of its Subsidiaries and required pursuant to the Security Agreement to be deposited by the Borrower and its Subsidiaries into the Canadian Cash Collateral Account or the Deposit Accounts) with Bank of Montreal, or, in each case, one or more banks reasonably acceptable to the Administrative Agent that have acknowledged the assignment of such accounts to the Administrative Agent pursuant to the Depository Letters or the Deposit Account Letters and the Security Agreement, as the case may be, and maintain cash management systems reasonably acceptable to the Majority Lenders.

          At the beginning of each Business Day, transfer to the US Cash Collateral Account such amounts of Canadian dollars as shall be necessary to cause the aggregate amount of available funds on deposit in the Canadian Cash Collateral Account and the Deposit Accounts not to exceed $30,000,000 Canadian dollars.

          6.12 ADDITIONAL COLLATERAL. (a) With respect to any assets acquired on or after the Restatement Effective Date by the Borrower or any of its Subsidiaries that are intended to be subject to the Lien created by any of the Security Documents but which are not so subject (other than any assets described in paragraph (b) or (c) of this subsection and assets that, in the judgment of the Administrative Agent are immaterial or a Lien on which cannot be perfected by filing UCC-1 financing statements or their foreign equivalents), promptly (and in any event within 30 days after the acquisition thereof): (i) execute and deliver to the Administrative Agent such amendments to the relevant Security Documents or such other documents as the Administrative Agent shall reasonably deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on such assets, (ii) take all actions necessary or advisable to cause such Lien to be duly perfected in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent, and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in clauses (i) and (ii) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (b) With respect to any Person that, on or subsequent to the Restatement Effective Date, becomes an active Subsidiary, promptly upon the request of the Administrative Agent: (i) execute and deliver to the Administrative Agent, for the benefit of the Lenders, a new pledge agreement or such amendments to the Borrower Stock Pledge Agreement as the Administrative Agent shall reasonably deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Subsidiary (unless such Subsidiary is a foreign Subsidiary in which case, 66% of the Capital Stock of such foreign subsidiary) which is owned by the Borrower or any of its Subsidiaries, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the Borrower or such Subsidiary, as the case may be, (iii) cause such new Subsidiary other than the Receivables Sub
(A) to become a party to the Subsidiary Guarantee and the Security Agreement, in each case pursuant to documentation which is in form and substance satisfactory to the Administrative Agent, and (B) to take all actions necessary or advisable to cause the Lien created by the Security Agreement to be duly perfected in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent and
(iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in clauses (i), (ii) and (iii) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          6.13 TAX STAMP BONDING. Maintain surety bonds if and to the extent required by law (including, with respect to amounts) with respect to all tobacco tax stamps not paid for on a cash basis.

          6.14 COMPLIANCE WITH TERMS OF LEASEHOLDS. Make all payments and otherwise perform all material obligations in respect of all leases of real property to which the Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled if the failure to make such payments or perform such obligations, to keep such lease in full force and effect, or the lapse, termination or failure to renew would reasonably be likely to result in a Material Adverse Effect, notify the Administrative Agent of any default by any party of which the Borrower has actual knowledge with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so.

                            SECTION 7.  NEGATIVE COVENANTS

          The Borrower hereby agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

          7.1 FINANCIAL CONDITION COVENANTS.

          (a) MAINTENANCE OF CURRENT RATIO. Permit the ratio of Consolidated Current Assets of the Borrower to Consolidated Current Liabilities of the Borrower at any time to be less than 1.40 to 1.00.

          (b) MAINTENANCE OF NET WORTH. Permit Consolidated Net Worth of the Borrower at any time to be less than an amount equal to $6,500,000 PLUS the aggregate of 50% of Consolidated Net Income of the Borrower, if positive, for each quarter during the period commencing on January 1, 1997 and ending at the close of the fiscal quarter then last ended.

          (c) MAINTENANCE OF SENIOR DEBT LEVERAGE RATIO.  Permit the ratio of
     (i) Consolidated Senior Debt of the Borrower at the last day of any fiscal quarter ending during any "Test Period" set forth below to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date to be greater than the amount set forth opposite such period below:

             TEST PERIOD                                              RATIO
             -----------                                              -----
          12/31/97 - 9/30/98                                          4.00 to 1.00
          12/31/98 - 9/30/01 and each four-quarter period thereafter  3.75 to 1.00

          For purposes of computing Consolidated Senior Debt of the Borrower, the amount of Revolving Credit Loans and Invested Amount included therein as of the last day of a fiscal quarter shall be the average daily outstanding principal amount thereof for the period of two consecutive fiscal quarters ending on such date (or, if shorter, the period commencing on the Restatement Effective Date and ending on such date).

          (d) MAINTENANCE OF MINIMUM EBITDA. Permit Consolidated EBITDA of the Borrower for the four quarters ending at the last day of any period set forth below to be less than the amount set forth opposite such period below:

             TEST PERIOD                         AMOUNT
             -----------                         ------
          9/30/97 - 12/31/97                           $32,000,000
          3/31/98 - 6/30/98                            $33,500,000
          9/30/98 - 12/31/98                           $35,000,000
          3/31/99 - 6/30/99                            $36,500,000
          9/30/99 - 12/31/99 and
          each four-quarter period thereafter          $38,000,000

          (e) MAINTENANCE OF INTEREST COVERAGE. Permit for any period of four consecutive fiscal quarters ending during any "Test Period" set forth below the ratio of (i) Consolidated EBITDA of the Borrower to (ii) Consolidated Cash Interest Expense of the Borrower for such period to be less than the ratio set forth opposite such period below:

             TEST PERIOD                          RATIO
             -----------                          -----
          12/31/97 - 9/30/98                           1.65 to 1.00
          12/31/98 - 9/30/99                           1.75 to 1.00
          12/31/99 - 9/30/00                           2.00 to 1.00
          12/31/00 - 9/30/01 and
          each four quarter period thereafter          2.25 to 1.00

          7.2 LIMITATION ON INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, except:

          (a) Indebtedness of the Borrower under this Agreement;

          (b) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary;

          (c) Indebtedness of the Borrower and any of its Subsidiaries incurred to finance the acquisition of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) in an aggregate principal amount not exceeding as to the Borrower and its Subsidiaries $5 million at any time outstanding;

          (d) Indebtedness outstanding on August 7, 1996 and listed on Schedule
     7.2 and any refinancings, refundings, renewals or extensions thereof; provided that the aggregate principal amount set forth on Schedule 7.2 does not increase in connection with any such refinancing, refunding, renewal or extension;

          (e) Indebtedness in respect of Hedge Agreements designed to hedge against fluctuations in interest rates or foreign exchange rates incurred in the ordinary course of business and consistent with prudent business practice in an aggregate notional amount not to exceed $75,000,000, in the case of the interest rate Hedge Agreements, and $40,000,000, in the case of foreign exchange rate Hedge Agreements, at any time outstanding;

          (f) additional Indebtedness of the Borrower and its Subsidiaries (not otherwise described in this Section 7.2) not exceeding $3 million in aggregate principal amount at any one time outstanding;

          (g) Indebtedness constituting Existing High Yield Subordinated Debt;

          (h) Subordinated Debt of the Borrower (other than the High Yield Notes) in an aggregate principal amount not to exceed $2,000,000 at any one time outstanding;

          (i) Indebtedness in respect of the conditional sale of coffee machines and similar fast food equipment where the Borrower or its Subsidiaries guarantee the purchase price of such equipment in the event the purchaser of such equipment does not purchase such equipment through coffee and food purchases;

          (j) Indebtedness in respect of state cigarette stamp tax and other bonds incurred in the ordinary course of business on a basis consistent with past practice;

          (k) Indebtedness in respect of letters of credit which are denominated in Canadian dollars and issued for the account of the Borrower, in an aggregate face amount not to exceed $5 million Canadian dollars; provided, that any such letter of credit is supported by a Letter of Credit;

          (l) Indebtedness of the type described in clause (f) of the definition of "Indebtedness" which is secured by Liens permitted under subsection 7.3;

          (m) Indebtedness assumed in connection with Permitted Acquisitions, provided that such Indebtedness was not incurred in anticipation of the Permitted Acquisition and, in any case, not to exceed $500,000 in the aggregate; and

          (n) Indebtedness under the Receivables Transaction.

          7.3 LIMITATION ON LIENS. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

          (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, PROVIDED that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's or other like Liens arising in the ordinary course of business for amounts which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

          (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

          (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e) easements, rights-of-way, restrictions, restrictive covenants, encroachments and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Subsidiary;

          (f) Liens in existence on August 7, 1996 listed on Schedule 7.3, securing Indebtedness permitted by subsection 7.2(d) and new Liens created thereafter in connection with refinancings, refundings, renewals, and extensions described in subsection 7.2(d), PROVIDED that no such Lien is spread to cover any additional property after the Restatement Effective Date and that the principal amount of Indebtedness secured thereby is not increased;

          (g) Liens securing Indebtedness of the Borrower and its Subsidiaries permitted by subsection 7.2(c) incurred to finance the acquisition of fixed or capital assets, PROVIDED that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the principal amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed the original purchase price of such property at the time it was acquired;

          (h) Liens created pursuant to the Security Documents;

          (i) Liens arising under licensing agreements entered into by the Borrower or any Subsidiaries in the ordinary course of business for the use of Intellectual Property or other intangible assets of the Borrower or any Subsidiary, and any consents to use, and other similar agreements concerning Intellectual Property or other intangible assets or judgments adjudicating rights in any intangible rights in Intellectual Property or other intangible assets;

          (j) Liens securing Indebtedness of the Borrower and its Subsidiaries permitted by subsection 7.2(b); and

          (k) Liens on the assets of the Receivables Sub pursuant to the Receivables Transaction.

          7.4 LIMITATION ON GUARANTEE OBLIGATIONS. Create, incur, assume or suffer to exist any Guarantee Obligation except:

          (a) Guarantee Obligations in existence on the date hereof and listed on Schedule 7.4 and refinancings, renewals or extensions thereof, provided that the aggregate principal amount set forth on Schedule 7.4 does not increase in connection with any such refinancing, renewal or extension;

          (b) guarantees made in the ordinary course of its business by the Borrower of obligations of any Subsidiary of Indebtedness permitted by subsections 7.2(c), (d) and (e) or any leases for real property by any Subsidiary; and

          (c) the Subsidiaries Guarantee.

          7.5 LIMITATION ON FUNDAMENTAL CHANGES. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

          (a) any Subsidiary of the Borrower may be merged or consolidated with or into, or be liquidated, wound up or dissolved into, the Borrower (PROVIDED that the Borrower shall be the continuing or surviving corporation) or with or into any one or more wholly owned Subsidiaries of the Borrower (PROVIDED that the wholly owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation);

          (b) subject to subsections 7.10(c) and (d), the Borrower or any Subsidiary may be merged or consolidated with any other Person organized under a jurisdiction of the United States with assets held primarily in the United States; PROVIDED, that the Borrower or such Subsidiary shall be the continuing or surviving corporation; the Administrative Agent is provided with written notice, and after giving effect thereto no Default or Event of Default would exist or reasonably be expected to be caused thereby;

          (c) any wholly owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other wholly owned Subsidiary of the Borrower; and

          (d) as contemplated pursuant to the Receivables Transaction.

          7.6 LIMITATION ON SALE OF ASSETS. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person other than the Borrower or any wholly owned Subsidiary, except:

          (a) the sale or other disposition of obsolete or worn out property in the ordinary course of business;

          (b) the sale or other disposition of any property in the ordinary course of business, PROVIDED that (other than inventory) the aggregate book value of all assets so sold or disposed of in any period of twelve consecutive months shall not exceed $500,000;

          (c) the sale of inventory in the ordinary course of business;

          (d) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; and

          (e) the sale, abandonment or other disposition in the ordinary course of business of Intellectual Property that is no longer necessary for the conduct of the business of the Borrower or any Subsidiary;

          (f) as permitted by subsection 7.5; and

          (g) as contemplated pursuant to the Receivables Transaction.

          7.7 LIMITATION ON SPECULATIVE TRANSACTIONS. Engage, or permit any of its Subsidiaries to engage, in any transaction involving commodity options or futures contracts or any similar speculative transactions (including, without limitation, take-or-pay contracts) except for Hedge Agreements permitted under subsection 7.2(e).

          7.8 LIMITATION ON DIVIDENDS. Declare or pay any dividend (other than dividends payable solely in common stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any warrants or options to purchase any such Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "RESTRICTED PAYMENTS"), except that if no Default or Event of Default exists or would reasonably be expected to be caused thereby, the Borrower may repurchase shares of its common stock from its employees and former employees so long as the aggregate amount of all such repurchases since August 7, 1996 does not exceed $1 million.

          7.9 LIMITATION ON CAPITAL EXPENDITURES. Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any expenditure in respect of the purchase or other acquisition of fixed or capital assets except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and its Subsidiaries, $11,500,000, for the 1997 fiscal year and $9,500,000, for each fiscal year thereafter, PROVIDED, that up to $1,500,000 of any such amount if not so expended in the fiscal year for which it is permitted above, may be carried over for expenditure in the next following fiscal year; PROVIDED, FURTHER, that any expenditures constituting a portion of the acquisition price of a business or a line of business acquired as a going concern and also classified as an acquisition covered by subsection 7.10 shall not be taken into account for purposes of determining compliance with the provisions of this subsection 7.9.

          7.10 LIMITATION ON INVESTMENTS, LOANS AND ADVANCES. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except :

          (a) extensions of trade credit in the ordinary course of business;

          (b) investments in US Cash Equivalents and Canadian Cash Equivalents;

          (c) investments constituting Permitted Acquisitions; provided, that at the date of signing of definitive documentation with respect to such proposed Permitted Acquisition, the lesser of (1) the Borrowing Base minus the Aggregate Outstanding Revolving Extensions of Credit and (2) the Available Revolving Credit Commitments shall be at least $15,000,000 determined on the basis of the average amount of the Borrowing Base and the Aggregate Outstanding Revolving Extensions of Credit, respectively, during the calendar month preceding the date such definitive documentation is signed;

          (d) loans and advances to employees of the Borrower or its Subsidiaries for travel, entertainment and relocation expenses in the ordinary course of business in an aggregate amount for the Borrower and its Subsidiaries not to exceed $500,000 at any one time outstanding;

          (e) investments by the Borrower and its Subsidiaries in securities and notes to the extent received in settlement of delinquent obligations of any supplier or customer that is in bankruptcy or reorganization proceedings or received in settlement of accounts receivables that are more than 60 days past due;

          (f) investments by the Borrower in its Subsidiaries and investments by such Subsidiaries in the Borrower and in other Subsidiaries; and

          (g) subject to the limitations set forth in subsection 7.2(e), investments constituting Hedge Agreements.

          7.11 LIMITATION ON OPTIONAL PAYMENTS AND MODIFICATIONS OF DEBT INSTRUMENTS. (a) Make any optional payment or prepayment on or optional redemption or optional purchase of any Indebtedness or receivables sold pursuant to the Receivables Transaction (other than (1) the Loans and (2) a refinancing of Indebtedness permitted by subsection 7.2(d)), or (b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of any such Indebtedness (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon).

          7.12 LIMITATION ON TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise not prohibited under this Agreement, and
(b) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

          7.13 LIMITATION ON SALES AND LEASEBACKS. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary.

          7.14 LIMITATION ON CHANGES IN FISCAL YEAR. Permit the fiscal year of the Borrower to end on a day other than December 31.

          7.15 LIMITATION ON NEGATIVE PLEDGE CLAUSES. Enter into with any Person any agreement, other than (a) this Agreement, (b) any Indebtedness permitted by subsection 7.2(c) (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (c) any refinancing, refunding, renewal or extension permitted by subsection 7.2(d) (in which case any prohibition or limitation shall not be more restrictive than the prohibition or limitation contained in the Indebtedness that was so refinanced, refunded, renewed or extended) and (d) the Receivables Transaction, which prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

          7.16 LIMITATION ON LINES OF BUSINESS. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or businesses reasonably related thereto.


                            SECTION 8.  EVENTS OF DEFAULT

          If any of the following events shall occur and be continuing:

          (a) The Borrower shall fail to pay any principal of any Loan or any Reimbursement Obligation when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

          (b) Any representation or warranty made or deemed made by the Borrower herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) The Borrower or any other Loan Party shall default in the observance or performance of any agreement contained in subsections 6.4, 6.8, 6.11 (other than as a result of wire transfer difficulties or system malfunctions beyond the control of any

     Loan Party), and 6.12, Section 7, Section 5 of the Borrower Stock Pledge Agreement or Section 4 of the Security Agreement; or

          (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs
     (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days; or

          (e) The Borrower or any of its Subsidiaries shall (i) default in any payment of principal of or interest of any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, in each case, that is outstanding in a principal amount of at least $1 million either individually or in the aggregate, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

          (f) an Early Termination (as defined in the Receivables Sales Documents) occurs; or

          (g) (i) The Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (h) (i) Any Person shall engage in any non-exempt "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Majority Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Majority Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions in clauses (i) through (vi), if any, could reasonably be expected to have a Material Adverse Effect and is reasonably expected to result in liability exceeding $1 million; or

          (i) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $1,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof or, in the event of such a stay, such judgment shall not be discharged within 60 days after such stay expires; or

          (j) (i) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Borrower or any other Loan Party which is a party to any of the Security Documents shall so assert or (ii) the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

          (k) The Subsidiaries Guarantee shall cease, for any reason, to be in full force and effect or any Guarantor shall so assert; or

          (l) (i) Jupiter Partners, LP ("Jupiter") shall at any time for any reason cease to control, directly or indirectly, at least the Control Percentage of the voting rights of the Borrower having ordinary voting power in the election of directors of the Borrower or (ii), any other Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) (other than Jupiter and its Affiliates) shall have acquired control of 35% or more of the voting rights of the Borrower having ordinary voting power in the election of directors of the Borrower unless the acquisition by any such Person or "group" shall have been recommended by the board of directors of the Borrower;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (g) of this Section with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable.

          With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Bank and the L/C Participants, a security interest in such cash collateral to secure all obligations of the Borrower under this Agreement and the other Loan Documents. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the Notes. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the Notes shall have been paid in full, the Administrative Agent shall return the balance, if any, in such cash collateral account to the Borrower and shall execute documents to terminate its security interest in such cash collateral. The Borrower shall execute and deliver to the Administrative Agent, for the account of the Issuing Bank and the L/C Participants, such further documents and instruments as the Administrative Agent may request to evidence the creation and perfection of the security interest in such cash collateral account.

          Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                         SECTION 9.  THE ADMINISTRATIVE AGENT

          9.1 APPOINTMENT. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly




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                                                                              64

delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

          9.2 DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any administrative agents or attorneys in-fact selected by it with reasonable care.

          9.3 EXCULPATORY PROVISIONS. Neither the Administrative Agent nor any of its officers, directors, employees, administrative agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

          9.4 RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of




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                                                                              65


the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          9.5 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders; PROVIDED that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          9.6 NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, administrative agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          9.7 INDEMNIFICATION. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Voting Percentages in effect on the date on which indemnification is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.

          9.8 ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder and under the other Loan Documents. With respect to the Loans made by it and with respect to any Letter of Credit issued or participated in by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

          9.9 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent (provided that it shall have been approved by the Borrower), shall succeed to the rights, powers and duties of the Administrative Agent hereunder. Effective upon such appointment and approval, the term "Administrative Agent" shall mean such successor agent, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

                              SECTION 10.  MISCELLANEOUS

          10.1 AMENDMENTS AND WAIVERS. Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this subsection. The Majority Lenders may, or, with the written consent of the Majority Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Majority Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; PROVIDED, HOWEVER, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the consent of each Lender affected thereby, or (ii) amend, modify or waive any provision of this subsection or subsection 2.13, or reduce the percentage specified in the definition of Majority Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents or, subject to the proviso below, release the Subsidiaries Guarantee or all or any substantial part of the Collateral, in each case without the written consent of all the Lenders; provided, that with respect to a release of the Subsidiaries Guarantee or all or any substantial part of the Collateral relating solely to the obligations of the Borrower or any of its Subsidiaries in connection with a Hedge
Agreement entered into with any Lender, the written consent of the Lender affected thereby, or (iii) increase any of the percentages specified in the Borrowing Base or increase the Uncovered L/C Amount, in each case, without the written consent of all the Lenders, or (iv) amend, modify or waive any provision of Section 9 without the written consent of the then Administrative Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrower, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

          10.2 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows in the case of the Borrower, the Administrative Agent and the Issuing Banks, and as set forth on its signature page hereto in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:

    The Borrower:        Core-Mark International, Inc.
                             395 Oyster Point Boulevard, Suite 415
                             South San Francisco, CA 94080
                             Attention: Leo F. Korman
                             Fax: 650-589-4010

    The Administrative
       Agent:            Chase Securities Inc.
                             101 California Street, 27th Floor
                             San Francisco, CA 94111
                         Attention: Wendy E. Gittings
                             Fax: 415-954-9583
    with a copy to:          Chase Agent Bank Services
                             1 Chase Manhattan Plaza, 8th Floor
                             New York, New York  10081
                             Attention: Janet Belden
                             Fax: 212-552-5658

    The Issuing Bank:    Chase Manhattan Bank Delaware
                             1201 Market Street
                             Wilmington, Delaware 19801
                         Attention: Michael Handago
                             Fax: 302-428-3390


PROVIDED that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to subsection 2.2, 2.4, 2.6, 2.7 or 2.12 shall not be effective until received.

          10.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          10.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

          10.5 PAYMENT OF EXPENSES AND TAXES. The Borrower agrees (a) to pay or reimburse the Administrative Agent and its Affiliates for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, execution, delivery and administration of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby including, without limitation, the fees specified in subsection 6.7 and monthly collateral monitoring fees, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse the Administrative Agent and the Lenders for all their out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and the Lenders, (c) to pay, indemnify, and hold the Administrative Agent and its Affiliates and the Lenders (and their respective officers, directors, employees, advisors and agents) harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other like taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or



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                                                                              69

any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold the Administrative Agent and its Affiliates and the Lenders (and their respective officers, directors, employees, advisors and agents) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement or the other Loan Documents or of the financing contemplated thereby or the use or the proposed use of the proceeds thereof (other than matters the subject matter of which is covered by clauses (a), (b) or (c) above), including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), PROVIDED that the Borrower shall have no obligation hereunder to the Administrative Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Administrative Agent or any such Lender or arising from events or actions occurring after any Lender has taken possession of the property at issue by foreclosure or otherwise. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

          10.6 SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent and their respective successors and permitted assigns. The Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

          (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("PARTICIPANTS") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents, provided that each such sale shall be of Loans and Commitments in an aggregate amount of at least $5,000,000 and provided further, that no Lender may so sell its Commitments so that less than $5,000,000 of such Commitments are held by such Lender without participating interests therein, unless such Lender so sells 100% of its Commitments, in each case, unless otherwise agreed by the Borrower and the Administrative Agent. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. No Lender shall be entitled to create in favor of any Participant, in the participation agreement pursuant to which such Participant's participating interest shall be created or otherwise, any right to vote on, consent to or approve any matter relating to this Agreement or any other Loan Document except for those specified in clauses (i) and (ii) of the proviso to subsection 10.1. The Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, PROVIDED that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in subsection 10.7(a) as fully as if it were a Lender hereunder.
The Borrower also agrees that each Participant shall be entitled to the benefits of subsections 2.15, 2.16 and 2.17 (Requirements of Law, Taxes and Indemnity) with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; PROVIDED that, in the case of subsection 2.16 (Taxes), such Participant shall have complied with the requirements of said subsection and PROVIDED, FURTHER, that no Participant shall be entitled to receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c) Upon prior written notice to the Borrower, any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time and from time to time assign to any Lender or any Affiliate thereof or, with the consent of the Borrower, the Administrative Agent and the Issuing Bank (which in each case shall not be unreasonably withheld), to an additional bank or financial institution (an "ASSIGNEE") all or any part of its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit G, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Borrower, the Administrative Agent and the Issuing Bank) and delivered to the Administrative Agent for its acceptance and recording in the Register, PROVIDED that, each such sale be of Loans and Commitments of an aggregate amount of at least $5,000,000 and provided further, that no Lender party to this Agreement on the date hereof may so sell any of its initial Commitments hereunder such that such Lender holds directly less than $5,000,000 of such Commitments unless such Lender so sells 100% of its Commitments. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein PROVIDED that, no Assignee shall be entitled to receive any greater amount pursuant to subsection 2.16 than the assignor Lender would have been entitled to receive in respect of the amount assigned by such assignor Lender to such Assignee had no such assignment occurred, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding any provision of this paragraph
(c) and paragraph (e) of this subsection, the consent of the Borrower shall not be required, and, unless requested by the Assignee and/or the assigning Lender, new Notes shall not be required to be executed and delivered by the Borrower, for any assignment which occurs at any time when any of the events described in Section 8(f) shall have occurred and be continuing.

          (d) The Administrative Agent, on behalf of the Borrower, shall maintain at the address of the Administrative Agent referred to in subsection
10.2 a copy of each Assignment and Acceptance delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Borrower and the Administrative Agent) together with payment to the Administrative Agent of a registration and processing fee of $3,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower.

          (f) Subject to subsection 10.16, the Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "TRANSFEREE") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.

          (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

          10.7 ADJUSTMENTS; SET-OFF. (a) If any Lender (a "BENEFITTED LENDER") shall at any time receive any payment of all or part of its Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in
Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans or the Reimbursements Obligations owing to it, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans, or the Reimbursement Obligations owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; PROVIDED, HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

          10.8 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          10.9 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.10 INTEGRATION. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          10.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          10.12 SUBMISSION TO JURISDICTION; WAIVERS. The Borrower hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York sitting in the Borough of

     Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in subsection 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

          10.13 ACKNOWLEDGEMENTS.  The Borrower hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

          10.14 WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          10.15 JUDGMENT CURRENCY. (a) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due under any of the Loan Documents to the Administrative Agent or any Lender in any currency (the "Original Currency") into another currency (the "Other Currency"), the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent or such Lender, as the case may be, could purchase the Original Currency with the Other Currency on the Business Day preceding that on which final judgment is paid or satisfied.

          (b) The obligations of the Borrower in respect of any sum due in the Original Currency from it to the Administrative Agent or any Lender under any of the Loan Documents shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender of any sum adjudged to be so due in such Other Currency, the Administrative Lender or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to the Administrative Agent or the Lender, as the case may be, in the Original Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to the Administrative Agent or such Lender, as the case may be, in the Original Currency, the Administrative Agent and such Lender, as the case may be, agree to remit such excess to the Borrower.

          10.16 CONFIDENTIALITY. The Administrative Agent and each Lender agrees to keep confidential all non-public information provided to it by or on behalf of the Borrower or any Subsidiary that is designated by the Borrower or any Subsidiary as confidential; PROVIDED that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (a) to the Administrative Agent or any other Lender, (b) to any Transferee or prospective Transferee which agrees to comply with the provisions of this subsection 10.16, (c) to the employees, directors, agents, attorneys, accountants and other professional advisors of such Lender for purposes related to the transactions contemplated by the Loan Documents, (d) upon the request or demand of any Governmental Authority having jurisdiction over the Administrative Agent or such Lender, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to applicable law or regulation, (f) which has been publicly disclosed other than in breach of this subsection 10.16, or (g) in connection with the exercise of any remedy hereunder or under any other Loan Document.

          10.17 SPECIAL PROVISIONS. (a) From and after the Restatement Effective Date, (i) each Exiting Lender shall cease to be a party to this Agreement, (ii) no Exiting Lender shall have any obligations or liabilities under this Agreement with respect to the period from and after the Restatement Effective Date and, without limiting the foregoing, no Exiting Lender shall have any Revolving Credit Commitment under this Agreement or any participation in any Letter of Credit outstanding hereunder and (iii) no Exiting Lender shall have any rights under the Existing Credit Agreement, this Agreement or any other Loan Document (other than rights under the Existing Credit Agreement expressly stated to survive the termination of the Existing Credit Agreement and the repayment of amounts outstanding thereunder).

          (b) The Lenders hereby waive any requirements for notice of prepayment, commitment terminations, minimum amounts of prepayments of Revolving Credit Loans (as defined in the Existing Credit Agreement), ratable reductions of Revolving Credit

Commitments (as defined in the Existing Credit Agreement) and ratable payments on account of the principal or interest of any Revolving Credit Loan (as defined in the Existing Credit Agreement) under the Existing Credit Agreement to the extent such prepayment, reductions or payments are required pursuant to subsection 5.1(k).

          (c) Each of the Exiting Lenders shall deliver to the Administrative Agent prior to the Restatement Effective Date written consent waiving its rights to pro-rata payment and pro-rata termination under the Existing Credit Agreement.

          (d) The Lenders hereby confirm that, from and after the Restatement Effective Date, all participations of the Lenders in respect of Letters of Credit outstanding hereunder pursuant to subsection 3.4(a) shall be based upon the Revolving Credit Commitment Percentages of the Lenders (after giving effect to this Agreement).

          (e) The Borrower hereby releases, effective as of the Restatement Effective Date, in full the Exiting Banks from their obligations in respect of the Revolving Credit Commitments (as defined in the Existing Credit Agreement) and, effective as of the Restatement Effective Date, the Lenders hereby assume such obligations, it being understood that such assumption is reflected in the Commitments of the Lenders hereunder.

          (f) The Borrower shall pay directly to each Exiting Lender, upon receiving an invoice from such Exiting Lender, any payments due under Section
2.20 of the Existing Credit Agreement.





                               [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       CORE-MARK INTERNATIONAL, INC.


                                       By:  /s/ LEO F. KORMAN
                                          -------------------------------------
                                         Name: Leo F. Korman
                                         Title: Sr. VP and CFO


                                       THE CHASE MANHATTAN BANK,
                                        as Administrative Agent and as a Lender


                                       By:  /s/ MARIAN N. SCHULMAN
                                          -------------------------------------
                                         Name: Marian N. Schulman
                                         Title: Vice President

                                       BANKBOSTON, N.A., as a Lender



                                       By:  /s/ R. BRANDON
                                          -------------------------------------
                                         Name: R. Brandon
                                         Title: Director



                                       Address for Notices:
                                       BANKBOSTON, N.A.
                                       100 Federal Street
                                       Boston, MA  02110
                                       Attention: Kali Ramachandran
                                       Telecopy: 617-434-6241

                                       UNION BANK OF CALIFORNIA, N.A., as a
                                       Lender



                                       By:  /s/ DAVID W. KINKELA
                                          -------------------------------------
                                         Name: David W. Kinkela
                                         Title: Assistant Vice President



                                       Address for Notices:
                                       UNION BANK OF CALIFORNIA, N.A.
                                       350 California Street
                                       6th Floor
                                       San Francisco, CA 94104
                                       Attention: David Kinkela
                                       Telecopy: (415) 705-5093

                                       BANK OF MONTREAL, as a Lender



                                       By: /s/ LEON H. SINCLAIR
                                          ----------------------------
                                          Name: Leon H. Sinclair
                                          Title: Director



                                       Address for Notices:
                                       BANK OF MONTREAL
                                       601 South Figueroa Street
                                       Los Angeles, CA  90017
                                       Attention: Maria Chachere
                                       Telecopy: 213-239-0617

                                     LASALLE BUSINESS CREDIT, INC., as a Lender



                                     By:  /s/ ROBERT C. ALEXANDER
                                        ------------------------------
                                        Name: Robert C. Alexander
                                        Title: V.P.



                                     Address for Notices:
                                     LASALLE BUSINESS CREDIT, INC.
                                     One Centerpointe Drive, Suite 100
                                     Lake Oswego, OR 97035
                                     Attention: John Mundstock
                                     Telecopy: 503-684-4665

                                       SANWA BUSINESS CREDIT CORPORATION,
                                       as a Lender



                                       By:  /s/ RAFFI SHIRINYAN
                                          ----------------------------
                                          Name: Raffi Shirinyan
                                          Title: Vice President



                                       Address for Notices:
                                       SANWA BUSINESS CREDIT CORPORATION
                                       550 North Brand Blvd.
                                       Glendale, CA 91203
                                       Attention: Sandra Sha
                                       Telecopy: 818-545-0095

                                       U.S. BANK NATIONAL ASSOCIATION, as a
                                       Lender



                                       By:  /s/ GREG WILSON
                                          ----------------------------
                                          Name: Greg Wilson
                                          Title: Commercial Banking Officer



                                       Address for Notices:
                                       U.S. BANK NATIONAL ASSOCIATION
                                       601 Second Avenue South, MPFP0702
                                       Minneapolis, MN 55402-4302
                                       Attention: Elliot Jaffee
                                       Telecopy: (612) 973-0825

                                       TRANSAMERICA BUSINESS CREDIT
                                       CORPORATION, as a Lender



                                       By: /s/ PERRY VAVOULES
                                          ----------------------------
                                          Name: Perry Vavoules
                                          Title: Senior Vice President



                                       Address for Notices:
                                       TRANSAMERICA BUSINESS CREDIT CORPORATION
                                       555 Theodore Fremd Avenue, Suite C-301
                                       Rye, NY 10580
                                       Attention: Ron Walker
                                       Telecopy: (914) 921-0110

                                       ERSTE BANK DER OSTERREICHISCHEN
                                       SPARKASSEN AG, as a Lender



                                       By:  /s/ RIMA TERRADISTA
                                          ----------------------------
                                          Name: Rima Terradista
                                          Title: Vice President


                                       By:  /s/ JOHN S. RUNNION
                                           -----------------------------
                                           Name: John S. Runnion
                                           Title: First Vice President

                                       Address for Notices:
                                       ERSTE BANK DER OSTERREICHISCHEN
                                       SPARKASSEN AG
                                       280 Park Avenue West Building
                                       New York, NY 10017
                                       Attention: Rima Terradista
                                       Telecopy: (212) 984-5627

                                       BANQUE NATIONALE DE PARIS, as a Lender



                                       By: /s/ DAVID W. LOW
                                          ---------------------------------
                                          Name: David W. Low
                                          Title: Vice President and Manager

                                       By: /s/ JEFFREY S. KAJISA
                                          ---------------------------------
                                          Name: Jeffrey S. Kajisa
                                          Title: Assistant Vice President


                                       Address for Notices:
                                       BANQUE NATIONALE DE PARIS
                                       180 Montgomery Street
                                       San Francisco, CA 94104
                                       Attention: David Low
                                       Telecopy: (650) 296-8954

                                      CREDITANSTALT CORPORATE FINANCE,
                                      INC., as a Lender



                                      By:  /s/ JACK R. BERTGES
                                         ----------------------------
                                         Name: Jack R. Bertges
                                         Title: Senior Vice President

                                       By: /s/ JAMES F. MCCANN
                                          ---------------------------------
                                          Name: James F. McCann
                                          Title: Vice President


                                      Address for Notices:
                                      CREDITANSTALT CORPORATE FINANCE, INC.
                                      4 Embarcadero Center, Suite 1630
                                      San Francisco, CA 94111
                                      Attention: Jack R. Bertgus/James F. McCann
                                      Telecopy: (415) 481-0622

                                  SCHEDULE 1.1 (a)

                           CORE-MARK INTERNATIONAL, INC.
                      REVOLVING CREDIT COMMITMENT ALLOCATIONS
                                    $120,000,000





               BANKS                                   TOTAL ALLOCATION

THE CHASE MANHATTAN BANK                                $12,000,000.00

U.S. BANK NATIONAL ASSOCIATION                           12,000,000.00

BANK OF MONTREAL                                         11,500,000.00

BANKBOSTON, N.A.                                         11,500,000.00


LASALLE BUSINESS CREDIT, INC.                            11,500,000.00


UNION BANK OF CALIFORNIA, N.A.                           11,500,000.00


SANWA BUSINESS CREDIT                                    10,000,000.00
CORPORATION


TRANSAMERICA BUSINESS CREDIT                             10,000,000.00
CORPORATION

CREDITANSTALT CORPORATE FINANCE, INC.                    10,000,000.00

BANQUE NATIONALE DE PARIS                                10,000,000.00

ERSTE BANK DER OSTERREICHISCHEN                          10,000,000.00
SPARKASSEN AG (FORMERLY
GIROCREDIT)

TOTALS                                                  120,000,000.00


                                                                  EXHIBIT A TO
                                                              CREDIT AGREEMENT



     [FORM OF]


                                REVOLVING CREDIT NOTE



                                                              New York, New York
$                                                                         , 1998
 ----------                                                   --------- --

     FOR VALUE RECEIVED, the undersigned, CORE-MARK INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), hereby unconditionally promises to pay to the order of __________________ (the "LENDER") at the office of The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, on the Termination Date the principal amount of (a) ____________ ($___________), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to subsection 2.1 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 2.5 and 2.10 of such Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement, absent manifest error, shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loan.

     This Note (a) is one of the Revolving Credit Notes referred to in the Amended and Restated Credit Agreement dated as of ___________ __, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto and The Chase Manhattan Bank, as administrative agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether as maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind in connection with this Note.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



                                   CORE-MARK INTERNATIONAL, INC.


                                      ---------------------------------
                                   By:
                                     Name:
                                     Title:

                                                                      Schedule A
                                                        TO REVOLVING CREDIT NOTE

                    LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

------------------------------------------------------------------------------------------------------------------------------------
                               Amount               Amount of           Amount of ABR Loans        Unpaid Principal
            Amount of       Converted to          Principal of             Converted to                Balance of          Notation
Date        ABR Loans         ABR Loans         ABR Loans Repaid         Eurodollar Loans              ABR Loans           Made By
------------------------------------------------------------------------------------------------------------------------------------
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

                                                                      Schedule B
                                                        TO REVOLVING CREDIT NOTE

       LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

                                          Interest Period       Amount of            Amount of
        Amount of          Amount         and Eurodollar       Principal of      Eurodollar Loans    Unpaid Principal
        Eurodollar      Converted to        Rate with        Eurodollar Loans      Converted to         Balance of       Notation
Date      Loans       Eurodollar Loans    Respect Thereto         Repaid              ABR Loans      Eurodollar Loans    Made By
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